Exhibit 10.1

Execution Copy

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

AMENDED AND RESTATED

STRATEGIC COLLABORATION AND

LICENSE AGREEMENT

This Amended and Restated Strategic Collaboration and License Agreement (the “Agreement”) is executed this April 28, 2009 (the “Restatement Date”), between ISIS PHARMACEUTICALS, INC., a Delaware corporation having an address at 1896 Rutherford Road, Carlsbad, CA 92008 (“Isis”) and ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation having an address at 300 Third Street, Cambridge, Cambridge, MA 02142 (together with its wholly owned subsidiaries Alnylam U.S., Inc., a Delaware corporation, and Alnylam Europe AG, a company organized under the laws of Germany, “Alnylam”).  Isis and Alnylam may be referred to herein as the “Parties,” or each individually as a “Party.”

GUIDING PRINCIPLES

Isis is the leader in RNA-based drug discovery, has created technology, intellectual property, expertise, facilities and resources to discover and develop oligonucleotide drugs;

Alnylam is the leader in RNAi therapeutics, has developed and acquired intellectual property, expertise and technology in RNAi therapeutics, and is conducting research, drug discovery and development focused on Double Stranded RNA drugs;

Isis and Alnylam desire to create a long-term strategic relationship that will enhance the positions of both companies in RNA-based drug discovery;

Isis will continue to pursue RNA-based drug discovery technology very broadly including all potential mechanisms of action.  Isis will work with Alnylam as Isis’ primary means of participating in the potential value of Double Stranded RNA Products, and will not enter into any collaborations with Third Parties the primary purpose of which is to discover Double Stranded RNA Products;

Alnylam will focus on RNAi therapeutics and the use of Double Stranded RNA;

Isis and Alnylam are parties to the Strategic Collaboration and License Agreement dated March 11, 2004 (as amended to date, the “Original Agreement”); and

Isis and Alnylam now wish to amend and restate the Original Agreement primarily to expand the Original Agreement by providing each other exclusive licenses to research, develop and commercialize Single Stranded RNAi Products for a limited pool of gene targets, and co-exclusivity in the field of Single Stranded RNAi Compounds.

The objectives of the strategic relationship are to:

•                  Enhance the leadership of Alnylam in RNAi therapeutics.

•                  Enhance the potential of Alnylam to develop Double Stranded RNA drugs.

•                  Enhance the patent positions of each Party with respect to Double Stranded RNA drugs and Single Stranded RNAi Products.

•                  Provide Isis with a means for participating in the success of RNAi therapeutics.

•                  Provide each party with exclusive rights to research, develop and commercialize Single Stranded RNAi Products for a limited pool of gene targets, and provide each other co-exclusivity in the field of Single Stranded RNAi Compounds.

ARTICLE 1

DEFINITIONS; AMENDMENT AND RESTATEMENT

1.1                               Capitalized terms used herein and not defined elsewhere herein have the meanings set forth in Exhibit 1.1.

1.2                               Effective as of the Restatement Date, this Agreement restates and supersedes the Original Agreement as amended through the Restatement Date.  The terms and conditions of the Original Agreement shall apply for the period from the Effective Date until the Restatement Date unless otherwise provided by this Agreement.

ARTICLE 2

EQUITY INVESTMENT

2.1                               In connection with the Original Agreement, Isis purchased from Alnylam 1,666,667 shares of Series D Preferred Stock, at $6.00 per share (i.e., at an aggregate purchase price of $10,000,002).

ARTICLE 3

MANUFACTURING SERVICES RELATIONSHIP

3.1                               [Intentionally Deleted]

ARTICLE 4

COLLABORATIVE RESEARCH EFFORTS; PROTECTED TARGETS

4.1                               Research Management Committee.

(a)          To promote the success of the collaboration objectives and RNAi technology, the Parties will establish a Research Management Committee (“RMC”), which will be comprised of equal numbers of representatives of each of the Parties and will meet at least twice per calendar year, alternating venues between the vicinities of Cambridge, Massachusetts and Carlsbad, California, to share scientific direction and data, to coordinate basic research experiments, and to facilitate the guiding principles of the collaboration.

(b)          Intellectual property representatives of each Party will be invited to participate in RMC meetings and such meetings will provide a forum to discuss patent prosecution and enforcement issues and to allocate responsibility for the filing and prosecution of any Joint Patents.

(c)          Through the RMC, the Parties will update one another regarding the progress of the Research Program (as defined below), including a summary of the work each Party has performed thereunder; and regarding their respective Future Chemistry and Motif and Mechanism Patents.

(d)          The RMC will establish a written clearance policy that will govern any publication or presentation by a Party in which such Party proposes to include any previously undisclosed information or intellectual property Controlled by the other Party.

(e)          The RMC and any subcommittees and working groups established by the RMC will dissolve at the end of the Research Term.  Upon termination of the RMC, the Parties will agree upon a strategy to make decisions about the items in Sections 4.1 (b), (c), and (d).

4.2       Single Stranded RNAi Collaboration.  Subject to Alnylam’s early termination right set forth in Section 14.4, during the 3 year period following the Restatement Date (the “Research Term”), the Parties will collaborate in carrying out a research program focused on Single Stranded RNAi Compounds (the “Research Program”).  The Parties may extend the Research Term by mutual written agreement.

(a)          Research Plan.  The Research Program will be carried out in accordance with a written research plan, including without limitation the Budget (as defined below), which research plan shall be mutually agreed upon by the Parties (the “Research Plan”).  The initial outline of the Research Plan agreed to by the Parties as of the Restatement Date is hereby incorporated into this Agreement by reference and is made a part of this Agreement; provided, within [***] days of the Restatement Date, the Parties will complete and agree in writing on an initial Research Plan, including without limitation an initial Budget, which is hereby incorporated into this Agreement by reference and is made a part of this Agreement.  The purpose of the Research Plan is to detail the responsibilities and activities of Isis and Alnylam with respect to carrying out the Research Program.  The Research Plan will include a description of the specific activities to be performed by the Parties in support of the Research Program, the allocation of Isis FTEs and Alnylam FTEs to perform such activities, projected timelines for completion of such activities, and an applicable budget (the “Budget”).  The Budget for the Research Program must be mutually agreed by the Parties and will be at least $3,000,000 per year during the Research Term, including without limitation budgeted costs of Isis FTEs and Alnylam FTEs, and external costs.   Beginning in 2010, at least once during September of each year of the Research Term, the RMC will review the Research Plan and will amend the Research Plan, as may be necessary, from time to time.  In addition, each Calendar Quarter the RMC will review the progress of the work under the Research Plan, including spending against the Budget, and recommend adjustments to the Budget as necessary to support the Research Plan.  The Research Plan, including without limitation any Budget, may only be amended with the written approval of the RMC.  If the activities contemplated by the Research Plan at any time do not justify the number of Isis FTEs allocated to the Research Program, the Parties will work in good faith to mutually agree to modify the scope of the Research Plan or adjust the number of Alnylam funded FTEs and related Budget; provided that the minimum Budget for the Research Plan shall be as set forth in this Section 4.2(a).  For clarity, Alnylam shall not be required to agree to any Budget which exceeds $3,000,000 per year.

(b)          Research Staffing.  Subject to Alnylam’s obligations under Section 4.2(c), the Research Plan will provide for (and Isis will supply) a minimum of [***] Isis FTEs per year during the initial two-year period of the Research Term to perform activities in support of the Research Program and a minimum of [***] Isis FTEs during the third year of the Research Program.  Each Party will supply the number of FTEs the Research Plan specifies that such Party will supply, and will conduct the Research Program diligently and in good scientific manner, and in compliance with all applicable good laboratory practices, and applicable legal requirements, to attempt to achieve efficiently and expeditiously the objectives of the Research Program.  Each Party will comply with all Applicable Laws, in the performance of work under this Agreement.

(c)          Research Funding.  Alnylam will fund 100% of the costs of conducting the Research Program in accordance with the Research Plan (collectively, the “Research Costs”) to the extent that such Research Costs are incurred under the Budget, including without limitation FTEs (whether employed by Isis or Alnylam) plus any out-of-pocket expenses specified in the Research Plan.  By [***], 2009 with respect to the second Calendar Quarter of 2009 and thereafter within [***] Days following [***] each Calendar Quarter, Alnylam will pay Isis [***] for the Alnylam-funded Isis FTEs assigned to the Research Program for such Calendar Quarter (a prorated amount shall be payable for any portion of a Calendar Quarter).  With respect to any work to be performed in support of the Research Program during the [***] days following the Restatement Date, if the Parties have not agreed on an initial Research Plan, then Alnylam will make [***] payments for such work based on [***] Isis FTEs. No later than [***] days following the end of each Calendar Quarter, Isis will provide Alnylam with a report of the number of FTEs actually assigned to the Research Program with a summary of the FTEs who performed under the Research Program (“Actual FTE Costs”) and a reasonably detailed accounting of all other Research Costs actually incurred by Isis during such Calendar Quarter (“Actual External Costs”).  Alnylam shall not be responsible for any Research Costs incurred by Isis that exceed the [***] amount in the Budget for the work specified in the Research Plan to be conducted by Isis (“Excess Amount”), unless the RMC approves an amendment to the Budget to include such Excess Amount.  Similarly, (i) Alnylam will promptly provide Isis a summary of the Alnylam FTEs who performed under the Research Program for a given Calendar Quarter and a reasonably detailed accounting of all other Research Costs actually incurred by Alnylam during such Calendar Quarter, and (ii) Research Costs incurred by Alnylam that exceed the total amount in the Budget for the work specified in the Research Plan to be conducted by Alnylam will not reduce the amounts committed in the Budget to fund Isis’ Research Costs.  In addition, upon reasonable request, each Party shall provide the other Party with reasonable documentation of Research Costs incurred by such Party during the Research Term and shall grant the other Party reasonable audit rights consistent with the terms set forth in Section 9.3 in connection with such Research Costs.

(d)          Materials Transfer.  In order to facilitate the Research Program, either Party may provide to the other Party certain materials for use by the other Party in furtherance of the Research Program.  All such materials shall be used by the receiving Party in accordance with the terms and conditions of this Agreement solely for purposes of performing its rights and obligations under this Agreement and the Research Plan, and the receiving Party shall not transfer such materials to any Third Party unless expressly contemplated by this Agreement or the Research Plan, or upon the written consent of the supplying Party.

4.3                               Enabled Targets for Single Stranded RNAi.

(a)          Enabled Targets.  Each Party will have a pool (with respect to either Party, an “Enabled Target Pool”; with respect to Isis, the “Isis Enabled Target Pool”; and, with respect to Alnylam, the “Alnylam Enabled Target Pool”) each containing [***] [***] slots for which such Party can designate certain Gene Targets against which such Party intends to research, develop and commercialize a Single-Stranded RNAi Product (each such slot, an “Enabled Target Slot” and any Gene Target occupying such a slot, an “Enabled Target”); provided, however, that, each time a Party (the “Advancing Party”) designates as a Development Candidate a Single Stranded RNAi Product Designed for one of such Advancing Party’s Enabled Targets, then (i) such Enabled Target will be considered to have graduated from the Advancing Party’s Enabled Target Pool (a “Graduated Enabled Target”), (ii) the Advancing Party will be permitted to designate a new Enabled Target to fill the open Enabled Target Slot in the Advancing Party’s Enabled Target Pool, and (iii) so long as the Advancing Party continues to maintain an Active Program for the applicable Single Stranded RNAi Product Designed for the Graduated Enabled Target, such Graduated Enabled Target will remain an Enabled Target of such Advancing Party hereunder.  For purposes of clarity, except as set forth in Sections 5.1(g)(i), 5.1(h)(i), 5.5, 6.6, 6.1(h)(i) and 6.1(i)(i), as applicable, neither Party may research, develop or commercialize a Single Stranded RNAi Product other than a Single Stranded RNAi Product Designed for one of such Party’s Enabled Targets.

(b)          Designating Enabled Targets.  Within thirty (30) days following completion of [***], the Parties will begin the process set forth below for selecting Enabled Targets for inclusion in each Party’s Enabled Target Pool.  For clarity, at no time may either Party designate a Gene Target which is in the other Party’s Enabled Target Pool.  Except as set forth in Section 4.3(e) below, the Parties will designate Enabled Targets by taking alternating turns (each Party’s designation of a new Gene Target (a “Pick”) or affirmative election not to designate an Enabled Target (a “Pass”) shall be considered a “Turn”; and each round in which Isis and Alnylam have each Picked or Passed once shall be considered a “Round”) in one or more Rounds, as necessary.  For each Turn, a Party shall either Pick or Pass within five (5) Business Days (it being understood that if a Party does not provide affirmative notice of a Pick or Pass within such five (5) Business Day-period, then such Party shall be deemed to have “Passed” in such Turn).  The Parties will complete Rounds until the Parties have either (i) both filled all of their respective Enabled Target Slots, or (ii) both elected to Pass in the same Round, thereby completing a Round (such point being the end of a “Selection Session”, which Selection Session includes all of the Rounds completed since the end of the last Selection Session (or, in the case of the first Selection Session, all prior Rounds)).  For purposes of clarity, either Party may, prior to Picking or Passing in such Party’s Turn in any ongoing Round, remove any existing Gene Target(s) on its Enabled Target List in accordance with Section 4.3(d) and use its Pick in such Turn to Pick a different Gene Target as an Enabled Target on its Enabled Target List, subject to the [***] Enabled Target Slot limitation.  Either Party may initiate a new Selection Session at any time by providing written notice to the other Party (such new Selection Session to begin on the first Business Day following the 30th day following such notice).  For each new Selection Session, the Party who gets to take the first Turn in the First Round will be determined in accordance with Section 4.3(c) below.

(c)          Determining First Turn.  Alnylam will take the first Turn in the first Round of the first Selection Session. Thereafter:

(i)                                    If, immediately prior to the start of a Selection Session, one Party (the “Lopsided Party”) has fewer Enabled Targets in its Enabled Target Pool than the number of Enabled Targets the other Party has in such other Party’s Enabled Target Pool, then the Lopsided Party will take the first Turn in the First Round.  In such event (1) in each Turn the Lopsided Party makes a [***] that is not a [***] the other Party [***] until both Parties have an [***] in their respective Enabled Target Pools (and then subsequent Rounds in the Selection Session will continue in accordance with Section 4.3(c)(iii) below with the other Party getting the first Pick in the first such subsequent Round); and (2) if the Lopsided Party [***] or [***] in a Turn, the other Party may Pick or Pass (and then any subsequent Rounds in the Selection Session will continue in accordance with Section 4.3(c)(iii) below).

(ii)                                If there is no Lopsided Party immediately prior to the start of a Selection Session, then the Party who was not the last Party to Pass in the prior Selection Session shall be the first Party to take the first Turn in the first Round of such new Selection Session (and then any subsequent Rounds in the Selection Session will continue in accordance with Section 4.3(c)(iii) below).

(iii)                            For any subsequent Rounds in a Selection Session, the Party who was not the first Party to take a Turn in the most previous Round will have the first Turn in the next Round.

(iv)                               The Parties have attached as Exhibit 4.3(c)(iv) examples of how the Parties intend this Section 4.3(c) to operate.

(d)          Removing Enabled Targets.  From time to time after the Restatement Date (except during the 30-day period immediately preceding a Selection Session or when a Lopsided Party is taking Turns under Section 4.3(c)(i)), each Party may remove a Gene Target from its Enabled Target Pool upon written notice to the other Party (which removal will create an open Enabled Target Slot).  In addition, on an Enabled Target-by-Enabled Target basis, if the applicable Party has not designated a Development Candidate comprising a Single Stranded RNAi Product Designed for the applicable Enabled Target before the [***]year anniversary of the date such Party added the applicable Enabled Target to such Party’s Enabled Target Pool, then such Gene Target will be automatically removed from such Party’s Enabled Target Pool.  Once a Party removes a Gene Target from its Enabled Target Pool (whether voluntarily or by operation of this Section 4.3(d)), such Gene Target shall no longer be deemed an Enabled Target hereunder and the removing Party will be prevented from later adding such Gene Target to its Enabled Target Pool until [***] months have passed from the date such Gene Target was removed.

(e)          Isis Protected Targets.  Notwithstanding the foregoing, Alnylam may not designate as one of Alnylam’s Enabled Targets any of the Gene Targets identified as an Isis Protected Target in the letter Isis issued to Alnylam on the Restatement Date (collectively, the “Isis Protected Targets”).

(i)                                    With respect to any Isis Protected Target Isis identified as an Isis Protected Target on the Restatement Date due to a contractual restriction that prevents or otherwise restricts Isis’ ability to grant a license to Alnylam under Sections 5.1(g) and 5.1(h) (each an “Isis Partnered Excluded Target”), (1) Isis shall list in the above-reference letter such Isis Partnered Excluded Targets separately such that they are clearly distinguished from other Isis Protected Targets, (2) Isis shall diligently enforce the relevant terms governing Isis’ rights to clear any contractual restrictions on such Isis Partnered Excluded Target, (3) once a particular contractual restriction clears or expires on such Isis Partnered Excluded Target, such Gene Target will no longer be considered an Isis Protected Target, such that Alnylam may then designate such Gene Target as one of its Enabled Targets in accordance with the terms of this Agreement, and (4) when practical (but at least every [***] months), Isis shall update the list of Isis Protected Targets to remove Gene Targets that are no longer Isis Partnered Excluded Targets.

(ii)                                For purposes of clarity, except as permitted under Sections 6.1(h)(i) and 6.1(i)(i), Isis may not research, develop or commercialize a Single-Stranded RNAi Product Designed for any Isis Protected Target unless such Isis Protected Target is designated as an Enabled Target by Isis pursuant to Section 4.3(b) above or the remainder of this Section 4.3(e)(ii).   Notwithstanding anything in this Section 4.3 to the contrary, with respect to any Isis Partnered Excluded Target for which the applicable contractual restriction has cleared or expired (each, a “Cleared Target”) (A) Isis shall not have the right to designate such a Cleared Target as one of its Enabled Targets until Isis has provided written notice to Alnylam of such clearance (as part of the regular updates contemplated in Section 4.3(e)(i) above or otherwise) (such notice, a “Clearance Notice”), and (B) in the first Selection Session following Alnylam’s Receipt of the applicable Clearance Notice with respect to a particular Cleared Target, Isis may not Pick such Cleared Target as one of its Enabled Targets until and unless Alnylam has had a full Turn  in such Selection Session in which it could Pick such Cleared Target as one of its Enabled Targets and does not elect to Pick such Cleared Target.  For example, if two Gene Targets become Cleared Targets (and Alnylam receives a Clearance Notice related thereto) immediately prior to the start of a Selection Session and Isis has the first Turn, (1) Isis may not Pick either such Cleared Target in its first Turn, (2) in Alnylam’s next Turn, Alnylam could Pick either such Cleared Target, and (3) once Alnylam opts to Pick a Gene Target (whether or not such Pick was for one of the two Cleared Targets) or Pass, Isis may then pick either of the remaining two such Cleared Targets that it was prohibited from Picking in its previous Turn.

(f)            Confidentiality.  The fact that a Party has designated or removed a particular Gene Target within its Enabled Target Pool is Confidential Information of such Party, subject to the provisions of Article 12.  Neither Party shall disclose such Confidential Information of the other Party to any Third Party, including its Third Party collaborators, or use such Confidential Information of the other Party to guide its own (or its Third Party collaborators’) decisions to pursue particular Gene Targets, but either

Party can use such Confidential Information to decline a Third Party’s request for a license to such Gene Target.  The Isis Protected Targets are Isis’ Confidential Information.

(g)         Review Designating Process.  The Parties agree that on or about the three year anniversary of the Restatement Date, if either Party deems appropriate, the Parties will, in good faith, review the process for designating Enabled Targets for the purposes of improving the process for the mutual benefit of both Parties, and if necessary, amend this Section 4.3, to effect such improvements; provided, however, that either Party shall have the right to refuse any such changes in its sole discretion.

ARTICLE 5

LICENSES GRANTED BY ISIS TO ALNYLAM; AND
CO-EXCLUSIVITY COVENANT

5.1                               License Grants.  Subject to the terms and conditions of this Agreement, including, but not limited to, the restrictions set forth in Section 5.3, Isis grants Alnylam the following licenses:

(a)          Under Isis Current Motif and Mechanism Patents and Isis Current Chemistry Patents, a license to research, develop, make, have made, use, import, offer to sell and sell Double Stranded RNA and Double Stranded RNA Products.

(b)          Subject to the terms of Section 11.8, under Isis Future Motif and Mechanism Patents, Isis Future Chemistry Patents and Isis’ rights in Joint Patents, a license to research, develop, make, have made, use, import, offer to sell and sell Double Stranded RNA and Double Stranded RNA Products.

(c)          Under the Isis Current Motif and Mechanism Patents and Isis Current Chemistry Patents, a license to research, develop, make, have made, use, import, offer to sell and sell MicroRNA Products.

(d)          Subject to the terms of Section 11.8, under the Isis Future Motif and Mechanism Patents and Isis Future Chemistry Patents, a license to research, develop, make, have made, use, import, offer to sell and sell MicroRNA Products.

(e)          A royalty-free, fully paid, license to practice any Know-How disclosed to Alnylam during the performance of this Agreement, subject to the non-disclosure but not the non-use provisions contained in Article 12.

(f)            A fully paid, royalty-free license under Isis Manufacturing Patents to research, develop, make, have made, use and import Alnylam Products for Research Use.

(g)         Under the Isis Current Motif and Mechanism Patents and Isis Current Chemistry Patents, a license to (i) research, develop, make, have made, use and import Single Stranded RNAi Compounds and Single Stranded RNAi Products for Research

Use, and (ii) research, develop, make, have made, use, import, offer to sell and sell Alnylam Single Stranded RNAi Products.

(h)         Subject to the terms of Section 11.8, under Isis Future Motif and Mechanism Patents, Isis Future Chemistry Patents and Isis’ rights in Joint Patents, a license to (i) research, develop, make, have made, use and import Single Stranded RNAi Compounds and Single Stranded RNAi Products for Research Use, and (ii) research, develop, make, have made, use, import, offer to sell and sell Alnylam Single Stranded RNAi Products.

(i)            Under Isis’ rights in Research Program Patents, a royalty-free license for any and all purposes, except to research, develop, make, have made, use, import, offer to sell or sell any (1) oligonucleotides (or chemically modified oligonucleotide analogs) designed to work via the RNase H 1 or 2 mechanism (including any oligonucleotide which has [***]), (2) Double Stranded RNA Products, (3) MicroRNA Products, (4) Single Stranded RNAi Products, or (5) Isis Single Stranded Products.

5.2                               License Exclusivity, Territory and Sublicenses.

(a)          Subject to the terms and conditions of this Agreement, including the restrictions set forth in Section 5.3, the licenses from Isis to Alnylam granted in Sections 5.1(a) and (b) are worldwide and co-exclusive (with Isis), with the exclusive right to grant Naked Sublicenses; the licenses from Isis to Alnylam granted in Sections 5.1 (c), (d), (e), (f), (g)(i), (h)(i) and (i) are worldwide and nonexclusive; and the licenses from Isis to Alnylam granted in Sections 5.1 (g)(ii) and (h)(ii) are worldwide and exclusive.  Alnylam is not permitted to grant sublicenses under the licenses granted in Sections 5.1(a) through 5.1(e), except that Alnylam is permitted to grant (i) sublicenses in connection with a Bona Fide Drug Discovery Collaboration, (ii) sublicenses in connection with a Development Collaboration, (iii) Naked Sublicenses and (iv) sublicenses under the license granted in Section 5.1(e) in connection with the discovery, development or commercialization of any product.  Furthermore, Alnylam is not permitted to grant sublicenses under the licenses granted in Section 5.1(f).  Alnylam may grant sublicenses under Section 5.1(i), subject to Section 7.7.

(b)          Alnylam may grant sublicenses under the licenses granted in Sections 5.1(g) and 5.1(h) only to further the research, development or commercialization of an Alnylam Single Stranded RNAi Product that Alnylam has performed on its own (or with Isis under the Research Plan) and [***] at least [***]% of the work to discover and develop the Alnylam Single Stranded RNAi Product through the [***] [***] (or a date that is earlier than the [***] if requested by Alnylam and approved in writing by Isis, such approval not to be unreasonably withheld).

(c)          Alnylam cannot sublicense its right to grant Naked Sublicenses under this Agreement except that Alnylam may permit its sublicensees to grant further sublicenses in connection with a sublicense to further the research, development or commercialization of an Alnylam Product.

(d)          Notwithstanding the foregoing, (i) Alnylam acknowledged and permits the license Isis granted [***], as amended through the Restatement Date, that granted [***] a nonexclusive license under Isis Current Motif and Mechanism Patents and Isis Current Chemistry Patents for the manufacture and sale of chemically modified oligonucleotides for [***] only and (ii) Isis may continue to grant licenses to Third Parties for the purpose of manufacturing and selling oligonucleotides; provided that, to the extent such licenses cover Double Stranded RNA or Single Stranded RNAi Compounds, Isis will restrict such licenses to [***].

5.3                               Limitations on Licenses.

(a)          The licenses granted under Section 5.1 above are not intended to grant any rights to Alnylam to practice the Isis Excluded Technology.  If Alnylam wishes to license any Isis Excluded Technology for which Isis has the right to grant a license or sublicense, Isis will negotiate in good faith an appropriate license.

(b)          Notwithstanding the licenses granted to Alnylam under Section 5.1, Isis retains its rights in the Isis Patent Rights and in the Joint Patents (i) exclusively for the Isis Reserved DS-Targets, and (ii) exclusively for the Isis Encumbered Targets.  Once a particular contractual restriction expires on an Isis Encumbered Target, Alnylam’s licenses under Section 5.1 will no longer be limited under this Section 5.3(b) for such target and such target shall no longer be an Isis Encumbered Target.  Isis will update the [***] (as defined in the letter agreement dated March 9, 2004 between Alnylam and Isis) provided to Alnylam prior to the Effective Date and subsequent [***] provided to Alnylam from time to time to remove targets that are no longer Isis Encumbered Targets promptly upon receipt of a written request from Alnylam to update such [***], but will not be required to update such [***] more frequently than [***] a calendar quarter.  In addition, the licenses granted by Isis to Alnylam under each of Sections 5.1(g)(i) and 5.1(h)(i) do not include the right to research, develop, make, have made, use, or import Single Stranded Compounds or Single Stranded RNAi Products, in each case that are Designed for Isis’ Enabled Targets or the Isis Protected Targets.

(c)          Licenses to Isis Patent Rights that are joint patents with Third Parties (i.e., invented by one or more Isis inventors and one or more non-Isis inventors) are licensed subject to the retained rights of any non-Isis inventors and their assignees and licensees.  Any such retained rights of non-Isis inventors and their assignees and licensees existing as of the Restatement Date are set forth in Exhibit 5.3(c) attached hereto.

(d)          Licenses to Isis Patent Rights that are subject to contractual obligations between Isis and Third Parties in effect as of the Restatement Date are licensed subject to the restrictions and other terms described in Exhibit 5.3(d) attached hereto.  Alnylam hereby agrees to comply, and to cause its sublicensees to comply, with such restrictions and other terms.

5.4                               Alnylam Covenant Regarding Sublicensing of Isis Patent Rights.  Alnylam shall use good faith efforts to include sublicenses under the licenses under the Isis Patent Rights granted to Alnylam in Sections 5.1(a) and 5.1(b) in any Third Party collaboration or license agreement in which Alnylam grants rights to develop and commercialize Double Stranded RNA Products, unless the technology covered by such licensed Isis Patent Rights would not reasonably be expected to advance the goals of such Third Party collaboration or license relationship.

5.5                               Isis Covenant to Alnylam Regarding Co-Exclusivity for Single Stranded RNAi Products.  Isis hereby covenants to Alnylam, that, after the Restatement Date, Isis will not itself, and will not grant to a Third Party a license under the Isis Current Motif and Mechanism Patents, Isis Current Chemistry Patents, Isis Future Motif and Mechanism Patents, Isis Future Chemistry Patents, the Co-Exclusive ssRNAi Patents, and/or Isis’ rights in any Joint Patents or Research Program Patents to, research, develop, make, have made, use, import, offer to sell and sell Single Stranded RNAi Compounds or Single Stranded RNAi Products, except Isis may (i) research, develop, make, have made, use and import Single Stranded RNAi Compounds or Single Stranded RNAi Products for [***], (ii) grant a license to Controlled Contractors to support work under the Research Plan, (iii) grant a license to further the research, development or commercialization of an Isis Single Stranded Product, (iv) grant a license to further the research, development or commercialization of an Isis Single Stranded RNAi Product solely in conjunction with a permitted sublicense by Isis under Section 6.3; and (v) continue to grant licenses to Third Parties for the purpose of manufacturing and selling oligonucleotides; provided that, to the extent such licenses cover Single Stranded RNAi Compounds, Isis will restrict such licenses to [***].  For purposes of clarity, this Section 5.5 will not preclude Isis from (A) itself using the [***], or (B) granting any Third Party a license under the [***].

ARTICLE 6

LICENSES GRANTED BY ALNYLAM TO ISIS; AND
CO-EXCLUSIVITY COVENANT

6.1                               License Grants.  Subject to the terms and conditions of this Agreement, including, but not limited to, the restrictions set forth in Section 6.5, Alnylam grants Isis the following licenses:

(a)          A fully-paid, royalty-free, nonexclusive license under Alnylam Current Motif and Mechanism Patents and Alnylam Current Chemistry Patents to research, develop, make, have made, use and import Isis Products other than Isis Single Stranded RNAi Products for Research Use.

(b)          Subject to the terms of Section 11.8, a fully paid, royalty-free nonexclusive license under Alnylam Future Motif and Mechanism Patents and Alnylam Future Chemistry Patents to research, develop, make, have made, use and import Isis Products other than Isis Single Stranded RNAi Products for Research Use.

(c)          A nonexclusive license under Alnylam Current Motif and Mechanism Patents and Alnylam Current Chemistry Patents to research, develop, make, have made, use, import, offer to sell and sell Isis Single Stranded Products.

(d)          Subject to the terms of Section 11.8, a nonexclusive license under Alnylam Future Motif and Mechanism Patents and Alnylam Future Chemistry Patents to research, develop, make, have made, use, import, offer to sell and sell Isis Single Stranded Products.

(e)          Under the Alnylam Current Motif and Mechanism Patents and Alnylam Current Chemistry Patents, a nonexclusive license to research, develop, make, have made, use, import, offer to sell and sell MicroRNA Products.

(f)            Subject to the terms of Section 11.8, under the Alnylam Future Motif and Mechanism Patents and Alnylam Future Chemistry Patents, a nonexclusive license to research, develop, make, have made, use, import, offer to sell and sell MicroRNA Products.

(g)         A worldwide, royalty-free, fully paid, nonexclusive license to practice any Know-How disclosed to Isis during the performance of this Agreement, subject to the non-disclosure but not the non-use provisions contained in Article 12.

(h)         A worldwide license under the Alnylam Current Motif and Mechanism Patents and Alnylam Current Chemistry Patents to (i) research, develop, make, have made, use and import Single Stranded RNAi Compounds and Single Stranded RNAi Products for Research Use, and (ii) research, develop, make, have made, use, import, offer to sell and sell Isis Single Stranded RNAi Products.  The license granted to Isis under the foregoing clause (i) shall be non-exclusive, and the license granted to Isis under the foregoing clause (ii) shall be exclusive.

(i)            Subject to the terms of Section 11.8, a worldwide license under Alnylam Future Motif and Mechanism Patents and Alnylam Future Chemistry Patents to (i) research, develop, make, have made, use and import Single Stranded RNAi Compounds and Single Stranded RNAi Products for Research Use, and (ii) research, develop, make, have made, use, import, offer to sell and sell Isis Single Stranded RNAi Products.  The license granted to Isis under the foregoing clause (i) shall be non-exclusive, and the license granted to Isis under the foregoing clause (ii) shall be exclusive.

(j)            Under Alnylam’s rights in Research Program Patents, a royalty-free license for any and all purposes, except to research, develop, make, have made, use, import, offer to sell or sell any (1) oligonucleotides (or chemically modified oligonucleotide analogs) designed to work via the RNase H 1 or 2 mechanism (including any oligonucleotide which has [***]), (2) Double Stranded RNA Products, (3) MicroRNA Products, (4) Single Stranded RNAi Products, or (5) Isis Single Stranded Product.

6.2                               License Option.  For each Gene Target in the Isis DS-Target Pool (as further described below) Alnylam grants Isis an option to obtain (on a Reserved DS-Target-by-Reserved DS-Target basis), subject to the terms and conditions of this Agreement, including, but not limited to, the restrictions set forth in Section 6.5, a non-exclusive license under (i) Alnylam Current Motif and Mechanism Patents and Alnylam

Current Chemistry Patents and (ii) subject to the terms of Section 11.8, Alnylam Future Motif and Mechanism Patents, Alnylam Future Chemistry Patents and Alnylam’s rights in Joint Patents, to research, develop, make, have made, use, import, offer for sale and sell Double Stranded RNA Products that are Isis Products.

(a)          This option will expire on a Reserved DS-Target-by-Reserved DS-Target basis if Isis has not paid Alnylam the option fee set forth in Section 8.1 below before the earlier of (i) the [***] with respect to such Reserved DS-Target, (ii) the [***] anniversary of the date such Reserved DS-Target [***] or the [***] anniversary of the date such Reserved DS-Target [***] with a Third Party and Isis is contractually able to revoke such Third Party’s rights or (iii) the date [***] with respect to such Reserved DS-Target.

(b)          For any Reserved DS-Target for which Isis obtains a license from Alnylam under this Section 6.2, Isis will use Commercially Reasonable Efforts (either on its own or in an Antisense Drug Discovery Program or Development Collaboration) to develop and commercialize Double Stranded RNA Products that modulate such Reserved DS-Target.

6.3                               Sublicenses.

(a)          With respect to any license granted by Alnylam pursuant to Section 6.1(a), 6.1(b), or 6.2, Isis may only grant a sublicense to a Third Party solely for (i) the purpose of enabling such Third Party to collaborate with Isis in an Antisense Drug Discovery Program, or (ii) to develop and commercialize an Isis Product in a Development Collaboration.  With respect to any license granted by Alnylam pursuant to Section 6.1(c), 6.1(d), 6.1(e), 6.1(f), 6.1(g), Isis may grant a sublicense to a Third Party in connection with the discovery, development or commercialization of any product.  Isis may grant sublicenses under Section 6.1(j), subject to Section 8.5.  With respect to the licenses granted by Alnylam pursuant to Section 6.1(h) and 6.1(i), Isis may only grant a sublicense to a Third Party to further the research, development or commercialization of an Isis Single Stranded RNAi Product that Isis has performed on its own (or with Alnylam under the Research Plan) and [***] at least [***]% of the work to discover and develop the Isis Single Stranded RNAi Product through the [***] (or a date that is earlier than the [***] if requested by Isis and approved in writing by Alnylam, such approval not to be unreasonably withheld).

(b)          Notwithstanding anything in this Agreement to the contrary, Isis may not enter into any drug discovery collaboration the primary purpose of which is to discover Double Stranded RNA Products and/or to develop Double Stranded RNA Products to any point up to the [***].

6.4                               DS-Target Pool.

(a)          Reserved DS-Target Slots.  On the Effective Date, Isis will have a pool (the “Isis DS-Target Pool”) containing up to [***] slots for which Isis can designate certain Gene Targets solely for Antisense Drug Discovery Programs (each such slot, a “DS-Target Slot” and any Gene Target occupying such a slot, a “Reserved DS-Target”);

provided, however, that on January 1 of each year starting with January 1, 2007, Isis will gain the right to purchase one additional DS-Target Slot by paying Alnylam $[***] per each additional DS-Target Slot.  These rights are cumulative and, subject to Section 17.2(c) do not expire during the License Term.  Furthermore, in the event that Isis pays the $[***] license option fee for a Reserved DS-Target pursuant to Section 8.1, such Reserved DS-Target will be considered to have graduated from the Isis DS-Target Pool, and, subject to Section 6.4(e), Isis will be permitted to designate a new Reserved DS-Target to fill the open DS-Target Slot in the Isis DS-Target Pool.  For purposes of clarity, except as permitted under Sections 6.1(h)(i) and 6.1(i)(i), Isis may not research, develop or commercialize Single Stranded RNAi Products for a Reserved DS-Target unless such Reserved DS-Target is designated as an Enabled Target by Isis pursuant to Section 4.3(a) above.

(b)          Initial Designations.  The letter delivered by Isis to Alnylam on the Restatement Date sets forth the Reserved DS-Targets as of the Restatement Date.

(c)          Removing/Adding DS-Targets.  After the Restatement Date and no more than once in any [***] period (a “Target Reallocation Period”), Isis may do any of the following:

(i)                                     Remove a Gene Target from the Isis DS-Target Pool (which, following such removal will create an open DS-Target Slot); or

(ii)                                  Add a new Gene Target to any open DS-Target Slot (subject to the procedures and provisions of Section 6.4(e).

Notwithstanding the foregoing provisions of this Section 6.4(c), in any Target Reallocation Period, Isis cannot remove a number of Reserved DS-Targets that exceeds the number calculated by dividing the then current number of DS-Target Slots by [***] and rounding down to the nearest whole number.  For the purpose of the limitation described in the immediately preceding sentence, removing a Gene Target from the Isis DS-Target Pool and then filling the open DS-Target Slot created by such removal shall count as a single removal.  Once Isis removes a Gene Target from the Isis DS-Target Pool, Isis will be prevented from later adding such Gene Target to the Isis DS-Target Pool until [***] have passed from the date Isis removed such Gene Target.

(d)          New Target Request.  When Isis wishes to add a new Gene Target to occupy a vacant DS-Target Slot, it will provide Alnylam with written notice (the “Request Notice”) of the Gene Target it wishes to add (the “Proposed Reserved DS-Target”).  The Request Notice will include the gene name, and the NCBI accession number or nucleic acid sequence for the Proposed Reserved DS-Target.

(e)          New Target Rejection/Approval.  Within [***] of receipt of the Request Notice, Alnylam will give Isis written notice if any of the criteria set forth below applied to such Proposed Reserved DS-Target at the time of Alnylam’s receipt of the Request Notice.  If, at such time, the Proposed Reserved DS-Target is (i) subject to Alnylam’s own Active Program [***], (ii) encumbered by a contractual obligation between Alnylam and a Third Party that would preclude Alnylam from granting a license under Section 6.2 with respect to the Proposed Reserved DS-Target or (iii) the subject of Alnylam’s good faith negotiations to enter into a contractual obligation within the [***] following receipt of the Request Notice with a Third Party (as supported by a written request from such Third Party) that would preclude Alnylam from granting a license under Section 6.2 with respect to the Proposed Reserved DS-Target, then the Proposed Reserved DS-Target will be rejected and will not become a Reserved DS-Target.  If the Proposed Reserved DS-Target is not rejected under this subsection (e), the Proposed Reserved DS-Target will become an Isis Reserved DS-Target.  Alnylam will promptly notify Isis in writing if a rejected Proposed Reserved DS-Target later becomes available to be designated as a Reserved DS-Target.

(f)            [Intentionally Deleted].

(g)         Diligence on Rejected Targets.  If (i) Alnylam rejects a Proposed Reserved DS-Target under Section 6.4(e) above and (ii) Alnylam has [***] with respect to such rejected Proposed Reserved DS-Target by the [***] anniversary of the date Alnylam rejected such Proposed Reserved DS-Target if Alnylam is working on such target alone, or the [***] anniversary of the date Alnylam rejected such Proposed Reserved DS-Target if such rejected Proposed Reserved DS-Target is subject to a contractual obligation between Alnylam and a Third Party that would preclude Alnylam from granting a license under Section 6.2 with respect to the rejected Proposed Reserved DS-Target but Alnylam [***], then [***] such rejected Proposed Reserved DS-Target [***].

(h)         Diligence Obligations in Third Party Contractual Obligations.  With the goal of minimizing contractual encumbrances on Alnylam Patent Rights with respect to Gene Targets in the absence of a reasonable intent to discover and develop products that modulate such Gene Targets by Third Parties with which Alnylam enters into such contractual obligations, Alnylam intends to seek reasonable diligence obligations from Third Parties in negotiating contracts between Alnylam and such Third Parties that would constitute contractual obligations of Alnylam that would preclude Alnylam from granting licenses to Isis under Section 6.2 with respect to Proposed Reserved DS-Targets; or that would prevent Alnylam from granting Isis licenses with respect to Proposed Reserved DS-Targets; provided that Isis hereby acknowledges that such diligence obligations are often heavily negotiated in biotechnology license and collaboration agreements and that this Section 6.4(h) shall not prevent Alnylam from entering into contracts between Alnylam and Third Parties in accordance with Alnylam’s reasonable business judgment.

(i)            Confidentiality.  The fact that Isis has designated or removed a particular Gene Target within the Isis DS-Target Pool is Confidential Information of Isis, or that Alnylam has rejected a particular Gene Target proposed for a DS-Target Slot or disallowed the redesignation of a particular Gene Target is Confidential Information of Alnylam, subject to the provisions of Article 12.  Neither Party shall disclose such Confidential Information of the other Party to any Third Party, including its Third Party collaborators, or use such Confidential Information of the other Party to guide its own (or its Third Party collaborators’) decisions to pursue particular Gene Targets, but Alnylam can use such Confidential Information of Isis to decline a Third Party’s request for a license to such Gene Target.

6.5                               Limitations on Licenses.

(a)          The licenses granted under Sections 6.1 and 6.2 above are not intended to grant any rights to Isis to practice the Alnylam Excluded Technology.  If Isis wishes to license any Alnylam Excluded Technology for which Alnylam has the right to grant a sublicense, Alnylam will negotiate in good faith an appropriate license.

(b)          Licenses to Alnylam Patent Rights that are joint patents with Third Parties (i.e., invented by one or more Alnylam inventors and one or more non-Alnylam inventors) are licensed subject to the retained rights of any non-Alnylam inventors and their assignees and licensees.  There are no Alnylam Current Chemistry Patents or Alnylam Current Motif and Mechanism Patents subject to such retained rights.

(c)          Licenses to Alnylam Patent Rights that are subject to contractual obligations between Alnylam and Third Parties in effect as of the Effective Date are licensed subject to the restrictions and other terms described in Exhibit 6.5(c) attached hereto.  Isis hereby agrees to comply, and to cause its sublicensees to comply, with such restrictions and other terms.

(d)          Notwithstanding anything to the contrary herein, the licenses to Alnylam Patent Rights hereunder initially shall not include licenses to Patents licensed by Alnylam from Stanford University under any agreement between Alnylam and Stanford University in effect as of the Restatement Date; provided that if any such licensed Patents become issued Patents, Isis shall have the option of expanding its licenses to Alnylam Patent Rights hereunder to include such issued Patents by notifying Alnylam of such election and agreeing to pay to Alnylam, in addition to all amounts otherwise payable to Alnylam hereunder (and without any right under Section 8.2 to reduce such otherwise payable amounts as a consequence of such additional payment amounts), all amounts that (i) become payable by Alnylam to Stanford University as a result of such expansion of Isis’ licenses and Isis’ (and its Affiliates’ and sublicensees’) exercise of its rights thereunder and (ii) are described on Exhibit 6.5(d) attached hereto.

(e)          In addition, the licenses granted by Alnylam to Isis under each of Sections 6.1(h)(i), 6.1(i)(i) and 6.1(j) do not include the right to research, develop, make, have made, use, or import Single Stranded RNAi Compounds or Single Stranded RNAi Products, in each case that are Designed for Alnylam’s Enabled Targets.

6.6                               Alnylam Covenant to Isis Regarding Co-Exclusivity for Single Stranded RNAi Products.  Alnylam hereby covenants to Isis, that, after the Restatement Date, Alnylam will not itself, and will not grant to a Third Party a license under the Alnylam Current Motif and Mechanism Patents, Alnylam Current Chemistry Patents, Alnylam Future Motif and Mechanism Patents, Alnylam Future Chemistry Patents, the Co-Exclusive ssRNAi Patents, and/or Alnylam’s rights in any Joint Patents or Research Program Patents to, research, develop, make, have made, use, import, offer to sell and sell Single Stranded RNAi Compounds or Single Stranded RNAi Products, except

Alnylam may (i) research, develop, make, have made, use or import Single Stranded RNAi Compounds or Single Stranded RNAi Products for [***], (ii) grant a license to Controlled Contractors to support work under the Research Plan, (iii) grant a license to further the research, development or commercialization of an Alnylam Single Stranded RNAi Product solely in conjunction with a permitted sublicense by Alnylam under Section 5.2; and (iv) continue to grant licenses to Third Parties for the purpose of manufacturing and selling oligonucleotides; provided that, to the extent such licenses cover Single Stranded RNAi Compounds, Alnylam will restrict such licenses to [***].  For purposes of clarity, this Section 6.6 will not preclude Alnylam from (A) itself using the [***], or (B) granting any Third Party a license under the [***].

ARTICLE 7

LICENSE FEES AND ROYALTIES PAYABLE TO ISIS

7.1                               License Fees.

(a)          In connection with the Original Agreement, Alnylam paid Isis an initial, irrevocable, noncreditable and non-refundable license fee of $5,000,000.

(b)          Alnylam will pay Isis an additional, irrevocable, noncreditable and non-refundable license fee of $11,000,000 within 5 Business Days following the Restatement Date.

7.2                               Royalties.

(a)          Subject to the terms and conditions of, and during the term of, this Agreement, Alnylam will pay to Isis royalties on sales of Alnylam Double Stranded RNA Products by Alnylam, its Affiliates or sublicensees (except Naked Sublicensees) equal to [***]% of Net Sales.  Alnylam may reduce the royalty due under this section by [***]% of any additional royalties that Alnylam owes to Third Parties on such Alnylam Double Stranded RNA Product that arise from Alnylam acquiring access to new technologies after the Effective Date; provided, however that (a) the royalty due under this section can never be less than a floor of [***]% and (b) additional royalties arising as the result of the addition, pursuant to Section 11.8, of Isis Future Chemistry Patents or Isis Future Motif and Mechanism Patents to the Isis Patent Rights licensed to Alnylam cannot be used to reduce the royalty.

(b)          Subject to the terms and conditions of, and during the term of, this Agreement, Alnylam will pay to Isis royalties on sales of Alnylam Single Stranded RNAi Products by Alnylam, its Affiliates or sublicensees equal to [***]% of Net Sales; provided, however, that if Alnylam is the subject of an Acquisition, the royalty payable under this Section 7.2(b) on the Net Sales of Alnylam Single Stranded RNAi Products after the date of such Acquisition will be [***]%.

7.3                               Research and Development Milestones.

(a)          Single Stranded Research Milestones.  Alnylam, its Affiliates or sublicensees will pay to Isis the following milestone payments within [***] after the first achievement of each of the following events:

Milestone Event	Milestone Payment
The earlier of (i) first In Vivo Efficacy in Rodents and (ii) the 18-month anniversary of the Restatement Date	US$10,000,000
First In Vivo Efficacy in NHP	US$5,000,000
First Initiation of Phase I Trial	US$5,000,000

Alnylam shall have the right to prepay Isis any or all of the milestone payments set forth in this Section 7.3(a) prior to achievement of the corresponding milestone event(s), in which event such milestone event(s) shall be deemed to have been achieved as of the date of such early payment(s) by Alnylam, and such early payments will be irrevocable, noncreditable and non-refundable.  If Alnylam decides to terminate this Agreement pursuant to Section 14.4, the terms of Section 14.4(d) shall apply.  For purposes of clarity, Alnylam does not have the right to prepay any of the milestones set forth in Section 7.3(b) through 7.3(d) below.

(b)          Single Stranded Development Milestones.  Alnylam, its Affiliates or sublicensees will pay to Isis the following milestone payments for each Alnylam Single Stranded RNAi Product within [***] after the first achievement of each of the following events:

Milestone Event	Milestone Payment*
Initiation of Phase I Trial	US$[***]
Initiation of Phase III Trial	US$[***]
Filing NDA in U.S., EU or Japan	US$[***]
Marketing Approval in U.S., EU or Japan	US$[***]

*If Alnylam is the subject of an Acquisition, any milestone payments under this Section 7.3(b) that were not due before the date of such Acquisition will [***] in amount.

Each milestone payment under this Section 7.3(b) will only be due on the [***] Alnylam Single Stranded RNAi Product that modulates a particular Gene Target to trigger such milestone payment, whether such milestone is achieved by Alnylam or an Affiliate or sublicensee of Alnylam.

(c)          Double Stranded Development Milestones.  Alnylam, its Affiliates or sublicensees (except Naked Sublicensees) will pay to Isis the following milestone payments for each Alnylam Double Stranded RNA Product within [***] [***] after the first achievement of each of the following events:

Milestone Event	Milestone Payment
Initiation of Phase I Trial	US$[***]
Initiation of Phase III Trial	US$[***]
Filing NDA	US$[***]
Marketing Approval	US$[***]

Each milestone payment under this Section 7.3(c) will only be due on the [***] Alnylam Double Stranded RNA Product that modulates a particular Gene Target to trigger such milestone payment, whether such milestone is achieved by Alnylam or an Affiliate or sublicensee of Alnylam.

(d)          MicroRNA Milestone.  Alnylam, its Affiliates or sublicensees will pay to Isis a milestone payment of US$[***] for the [***] MicroRNA Product that is an Alnylam Product that modulates a particular Gene Target within [***] after such MicroRNA Product reaches the initiation of [***], and not for any other MicroRNA Product that is an Alnylam Product that modulates the particular Gene Target.

7.4                               Sublicensing Revenue on Naked Sublicenses and Single Stranded Sublicenses.

(a)          With respect to Sublicense Revenue from each Naked Sublicense granted by Alnylam and its Affiliates under this Agreement, Alnylam will pay Isis within [***] following receipt by Alnylam of such Sublicense Revenue (i) fifty percent (50%) of all such Sublicense Revenue that does not constitute royalty payments, and (ii) [***] percent ([***]%) of the amount that remains of the total royalties received under such Naked Sublicense after Alnylam has paid the royalties that are due from Alnylam to any Third Parties in connection with such Naked Sublicense.

(b)          Alnylam will pay Isis a percentage of Sublicense Revenue received by Alnylam and its Affiliates pursuant to sublicenses (or right to obtain a sublicense) granted by Alnylam to a Third Party as permitted by Section 5.2(b).  Alnylam shall make such payment within [***] [***] following receipt by Alnylam of such Sublicense Revenue.  Such percentage will be calculated based on the year in which Alnylam executes such sublicense agreement, and whether or not Alnylam executes such sublicense before or after the Product(s) that are the subject of such sublicense have met the [***] under Section 7.3(b), using the following table:

For Single Stranded RNAi Products Alnylam Sublicenses Before [***]

Year	2009- 2011		2012- 2013		2014- 2015		2016- 2017		2017+
Applicable Percentage	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

For Single Stranded RNAi Products Alnylam Sublicenses [***] Such Products

Year	2009- 2012		2013		2014		2015+
Applicable Percentage	[***]	%	[***]	%	[***]	%	[***]	%

(c)          If Alnylam grants a sublicense (or right to obtain a sublicense) pursuant to which Alnylam will be required to pay Isis Sublicense Revenue under  Section 7.4(b), then, so long as Alnylam pays Isis the applicable Sublicense Revenue when due, Alnylam [***] have to pay Isis [***] of the milestones that become due under Section 7.3(b) after the execution of such sublicense solely with respect to the Alnylam Single Stranded RNAi Product(s) that are being developed and commercialized under each such sublicense.

(d)          Notwithstanding any of the foregoing, each of the applicable percentages set forth in the tables above in Section 7.3(b) for any and all periods following the [***] anniversary of the Restatement Date shall be recalculated by multiplying each such percentage by the fraction of X/Y, where X is [***] and Y is the total number of Isis Partnered Excluded Targets for which contractual restrictions have not expired or been cleared as of the [***] anniversary of the Restatement Date.  Such recalculation shall be made on the thirtieth (30th) day following the [***] anniversary of the Restatement Date, provided, however, that (i) no recalculation shall be made if the total number of Isis Partnered Excluded Targets for which contractual restrictions have not expired or been cleared as of the [***] anniversary of the Restatement Date is less than or equal to [***]; (ii) the applicable percentages, as so recalculated, shall apply only to all sublicenses entered into between Alnylam and a Third Party following the [***] anniversary of the Restatement Date; and (iii) this Section 7.4(d) shall not adjust the applicable percentages set forth in the tables above in Section 7.3(b) as they apply to any sublicenses entered into between Alnylam and a Third Party on or before the [***] anniversary of the Restatement Date.

7.5                               Technology Access Fees from Bona Fide Collaborations.

(a)          Alnylam will pay Isis a percentage of Technology Access Fees received by Alnylam and its Affiliates pursuant to Bona Fide Drug Discovery Collaborations and Development Collaborations entered into between Alnylam and a Third Party.  Alnylam shall make such payment to Isis within [***][***] following receipt by Alnylam of such Technology Access Fees.  Such percentage will be calculated based on the year in which Alnylam executes such Bona Fide Drug Discovery Collaboration or Development Collaboration agreement using the following table:

Year	2004/2005		2006		2007		2008+
Applicable Percentage	[***]	%	[***]	%	[***]	%	[***]	%

However, Alnylam may credit any milestone payments made by Alnylam under Section 7.3(c) above with respect to an Alnylam Double Stranded RNA Product against any Technology Access Fees that are later due under a Bona Fide Drug Discovery Collaboration or Development Collaboration that involves the same Alnylam Double Stranded RNA Product that triggered such milestone payment.

(b)          Notwithstanding the foregoing, for any Bona Fide Drug Discovery Collaboration or Development Collaboration agreement, Alnylam will pay Isis a minimum fee, payable upon the first Alnylam Product other than a Single Stranded RNAi

Product developed pursuant to such Bona Fide Drug Discovery Collaboration agreement reaching [***] (in which event Alnylam shall pay Isis such minimum fee within [***] following such initiation of [***]) or within [***] after the execution of such Development Collaboration agreement, equal to the lesser of (i) $[***] or (ii) [***]% of the Technology Access Fees from such collaboration; provided, however that Alnylam may credit any amounts paid Isis pursuant to Section 7.5(a) above as the result of the same Bona Fide Drug Discovery Collaboration or Development Collaboration agreement against this minimum fee with such amounts credited only once, and provided further that if following such payment, additional Technology Access Fees are owed to Isis for such Bona Fide Drug Discovery Collaboration or Development Collaboration, the amounts paid under this Section 7.5(b) (after crediting of any previous Technology Access Fees paid under Section 7.5(a) in accordance with the immediately preceding proviso) will be creditable against such future Technology Access Fees.

7.6       Allocation of Sublicense Income and Technology Access Fees.  Each time Alnylam enters a collaboration or license agreement (an “Isis IP Sublicense”) pursuant to which Alnylam grants a sublicense under the Isis Patent Rights to a Third Party, the CEO of Isis and the CEO of Alnylam will in mutually discuss and agree in writing upon: (a) if the Isis IP Sublicense only relates Double Stranded RNA, a good faith determination as to whether such Isis IP Sublicense is a Naked Sublicense or a Bona Fide Drug Discovery Collaboration or Development Collaboration; and (b) if the Isis IP Sublicense relates to Double Stranded RNA and Alnylam Single Stranded RNAi Product(s), a good faith allocation of the consideration received by Alnylam under such Isis IP Sublicense between the consideration attributable to the components of such Isis IP Sublicense that relate to (i) Double Stranded RNA and (ii) Alnylam Single Stranded RNAi Product(s). Within [***] days following the execution of each Isis IP Sublicense, Alnylam, through its CEO, will provide Isis’ CEO a reasonably detailed and accurate description of such Isis IP Sublicense for the purpose of enabling the CEOs to perform the determination and allocation described in this Section 7.6.

7.7         Revenue Sharing for Research Program Patents.  Alnylam will pay Isis 50% of any payments received by Alnylam and its Affiliates pursuant to licenses granted by Alnylam to a Third Party under the Research Program Patents for any and all purposes, except to research, develop, make, have made, use, import, offer to sell or sell any (1) oligonucleotides (or chemically modified oligonucleotide analogs) designed to work via the RNase H 1 or 2 mechanism (including any oligonucleotide which has [***]), (2) Double Stranded RNA Products, (3) MicroRNA Products, (4) Single Stranded RNAi Products, or (5) Isis Single Stranded Product.  Alnylam shall make such payment to Isis within [***] following receipt by Alnylam of such payments.

ARTICLE 8

LICENSE FEES, SUBLICENSE REVENUE AND

ROYALTIES PAYABLE TO ALNYLAM

8.1                               Option Fee.  For each Isis Reserved DS-Target for which Isis exercises its option granted pursuant to Section 6.2, Isis will pay Alnylam an irrevocable,

noncreditable and non-refundable option fee of $[***] due upon the date of exercise.  Isis may credit any $[***] payment made under Section 6.4(a) for the DS-Target Slot occupied by such Reserved DS-Target against this option fee.  The option fee is only payable once per Gene Target.

8.2                               Royalties.

(a)          Subject to the terms and conditions of, and during the term of, this Agreement, Isis will pay to Alnylam royalties on sales of Double Stranded RNA Products that are Isis Products by Isis, its Affiliates or sublicensees equal to [***]% of Net Sales.  Isis may reduce the royalty due under this section by [***]% of any additional royalties that Isis owes to Third Parties on such Double Stranded RNA Products that are Isis Products that arise from Isis acquiring access to new technologies after the Restatement Date; provided, however that (i) the royalty due under this section can never be less than a floor of [***]%, (ii) additional royalties arising as the result of the addition, pursuant Section 11.8, of Alnylam Future Chemistry Patents or Alnylam Future Motif and Mechanism Patents to the Alnylam Patent Rights licensed to Isis, or as the result of an expansion of Isis’ licenses pursuant to Section 6.5(d), cannot be used to reduce the royalty and (iii) Isis shall not be entitled to reduce, pursuant to this sentence, its royalty obligation to Alnylam below a royalty obligation equal to the lesser of (y) Alnylam’s aggregate royalty obligations [***] existing as of the Effective Date [***] [***] and (z) Alnylam’s aggregate royalty obligations [***] [***] as such obligations may be reduced from time to time after the Effective Date.

(b)          Subject to the terms and conditions of, and during the term of, this Agreement, Isis will pay to Alnylam royalties on Net Sales of Isis Single Stranded RNAi Products by Isis, its Affiliates or sublicensees equal to [***]% of Net Sales; provided, however, that if Isis is the subject of an Acquisition, the royalty payable under this Section 8.2(b) on the Net Sales of Isis Single Stranded RNAi Products following such Acquisition will be [***]%.

8.3                               Development Milestones.

(a) Subject to Section 8.4, Isis, its Affiliates or sublicensees will pay to Alnylam the following milestone payments for each Double Stranded RNA Product that is an Isis Product within [***] after the first achievement of each of the following events:

Milestone Event	Milestone Payment
Initiation of Phase I Trial	US$[***]
Initiation of Phase III Trial	US$[***]
Filing NDA	US$[***]
Marketing Approval	US$[***]

Each milestone payment under this Section 8.3(a) will only be due on [***] Double Stranded RNA Product that is an Isis Product that modulates a particular Gene Target to trigger such milestone payment, whether such milestone is achieved by Isis or an Affiliate or sublicensee of Isis.

(b)  Isis, its Affiliates or sublicensees will pay to Alnylam a milestone payment of US$[***] for the [***] Isis Single Stranded Product that is an Isis Product that modulates a particular Gene Target within [***] after such Isis Single Stranded Product reaches the initiation of IND-Enabling Studies, and not for any other Isis Single Stranded Product that modulates that particular Gene Target.

(c) Isis, its Affiliates or sublicensees will pay to Alnylam a milestone payment of US$[***] for the [***] MicroRNA Product that is an Isis Product that modulates a particular Gene Target within [***] after such MicroRNA Product reaches the initiation of [***], and not for any other MicroRNA Product that is an Isis Product that modulates the particular Gene Target.

8.4                               Sublicense Income on Single Stranded RNAi Sublicenses.

(a)          With respect to Sublicense Revenue from each sublicense (or right to obtain a sublicense) related to an Isis Single Stranded RNAi Product granted by Isis and its Affiliates under this Agreement after the Restatement Date, Isis will pay Alnylam, within [***] following receipt by Isis of such Sublicense Revenue, a percentage of all such Sublicense Revenue that does not constitute royalty payments. Such percentage will be calculated based on the year in which Isis executes such sublicense agreement, and whether or not Alnylam has paid Isis the research funding and applicable milestones under Section 4.2(c) and 7.3(a), using the following table:

Milestone Event		Applicable Percentage
1	Sublicense executed after the Restatement Date but before Alnylam pays Isis the $[***] milestone under Section 7.3(a)	[***]	%
2	Sublicense executed after Alnylam pays Isis the $[***] milestone under Section 7.3(a) but before the 3rd milestone event described below	[***]	%
3	Sublicense executed after Alnylam pays the first 3 years of research funding under Section 4.2(c) and the $[***] milestone for First In Vivo Efficacy in NHP under Section 7.3(a)	[***]	%

(b)          In the event that Isis enters an Antisense Drug Discovery Program pursuant to which Isis (i) grants a sublicense under the Alnylam Patent Rights to further develop and/or commercialize an Isis Single Stranded RNAi Product, (ii) commits to discover and/or develop Double Stranded RNA Products or single stranded oligonucleotides that are not Single Stranded RNAi Compounds, or (iii) grants a license or sublicense to intellectual property which would not otherwise result in any amounts becoming payable to Alnylam hereunder (an “Other Isis Sublicense”), then in determining the applicable payment due from Isis to Alnylam in connection with such Antisense Drug Discovery Program, the CEO of Isis and the CEO of Alnylam will mutually agree in writing upon a good faith allocation of the consideration received by Isis under such Antisense Drug Discovery Program between and among the consideration attributable to the components of such Antisense Drug Discovery Program that qualify as

(x) a sublicense to further develop and/or commercialize an Isis Single Stranded Product, (y) a collaboration to discover and/or develop Double Stranded RNA Products or single stranded oligonucleotides that are not Single Stranded RNAi Compounds, and (z) an Other Isis Sublicense; and Isis will pay Alnylam Sublicense Income Fees under Section 8.4(a) in accordance with such allocation.  Within 30 days following the execution of each such transaction, Isis, through its CEO, will provide Alnylam’s CEO a reasonably detailed and accurate description of such transaction for the purpose of enabling Alnylam’s CEO to perform the allocation described in this Section 8.4(b).

8.5       Revenue Sharing for Research Program Patents.  Isis will pay Alnylam 50% of any payments received by Isis and its Affiliates pursuant to licenses granted by Isis to a Third Party under the Research Program Patents for any and all purposes, except to research, develop, make, have made, use, import, offer to sell or sell any (1) oligonucleotides (or chemically modified oligonucleotide analogs) designed to work via the RNase H 1 or 2 mechanism (including any oligonucleotide which has [***]), (2) Double Stranded RNA Products, (3) MicroRNA Products, (4) Single Stranded RNAi Products, or (5) Isis Single Stranded Product.  Isis shall make such payment to Alnylam within [***] following receipt by Isis of such payments.

ARTICLE 9

OTHER PAYMENT TERMS

9.1                               Payments.  All payments by a Party under this Agreement will be made in United States dollars by bank wire transfer in next day available funds to such bank account in the United States designated in writing by Alnylam or Isis, from time to time.  Royalties payable under Sections 7.2 and 8.2 shall be payable on a quarterly basis within 45 days after the end of each calendar quarter.  The Party with such royalty obligation (the “Royalty-Paying Party”) shall provide the other Party with a report setting forth (i) gross sales of Alnylam Products or Isis Products, as applicable, by the Royalty-Paying Party, its Affiliates and sublicensees, (ii) all deductions from such gross sales taken in calculating Net Sales, (iii) Net Sales of Alnylam Products or Isis Products, as applicable, by the Royalty-Paying Party, its Affiliates and sublicensees, (iv) royalties payable based on such Net Sales and (v) all other information relevant to the calculation of such royalties, on a product-by-product and country-by-country basis, for each calendar quarter within [***] after the end of such calendar quarter.

9.2                               Late Payments; Collections.  In the event that any payment, including royalty, milestone, Sublicense Revenue or Technology Access Fee payments, due hereunder is not made when due, the payment will bear interest from the date due at the lesser of (i) 1.5% per month, compounded monthly, or (ii) the highest rate permitted by law; provided, however, that in no event will such rate exceed the maximum legal annual interest rate.  If a Party disputes in writing the amount of an invoice presented by the other Party within [***] of receipt of such invoice, interest will only be due on the correct amount as later determined or agreed. The payment of such interest will not limit a Party from exercising any other rights it may have as a consequence of the lateness of any payment.  In addition, each Party agrees to pay all external costs of collection, including reasonable attorneys’ fees, incurred by the other Party in enforcing the payment obligations after a due date has passed under this Agreement.

9.3                               Audit Rights.

(a)          Upon the written request of Isis or Alnylam, as the case may be, and not more than once in each calendar year, Isis or Alnylam will permit the other Party’s independent certified public accountant to have access upon reasonable advance notice and during normal business hours to its records as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for the current year and the preceding 2 years prior to the date of such request.  The accounting firm will disclose to the auditing Party only whether the royalty reports are correct or incorrect, the specific details concerning any discrepancies, and the corrected amount of Net Sales and royalty payments.  No other information will be provided to the auditing Party.  Once a Party has audited a particular calendar year under this section, the Party will be precluded from subsequently auditing such calendar year.  In any sublicense granted by a Party under this Agreement, such Party will endeavor to secure a similar audit right and if reasonably requested by the other Party will enforce such audit right.

(b)          If such accounting firm concludes that additional royalties were owed during such period, the delinquent Party will pay the additional royalties within 90 days of the date such Party receives the accounting firm’s written report.  The fees charged by such accounting firm will be paid by the auditing Party unless the additional royalties, milestones or other payments owed by the audited Party exceed 5% of the royalties, milestones or other payments paid for the time period subject to the audit, in which case the audited Party will pay the reasonable fees and expenses charged by the accounting firm.

(c)          Each Party will treat all financial information subject to review under this Section 9.3 or under any sublicense agreement in accordance with the confidentiality provisions of Article 12, and will cause its accounting firm to enter into an acceptable confidentiality agreement obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement.

9.4                               Taxes.  If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in Section 4.2(c) or Article 7 or 8, each Party will make such withholding payments as required and subtract such withholding payments from the payments set forth in Section 4.2(c) or Article 7 or 8.  Each Party will submit appropriate proof of payment of the withholding taxes to the other Party within a reasonable period of time.  The Parties will cooperate to obtain the appropriate tax clearance and/or recover any such withholdings if possible.

ARTICLE 10

ALNYLAM RIGHTS OF FIRST NEGOTIATION; PREFERRED LICENSEE

10.1                        Right of First Negotiation.  Isis will notify Alnylam in writing once (i) Isis, on its own with no subsequent rights to Third Parties, intends to initiate [***] for an

Isis Product that is a Double Stranded RNA Product or (ii) if a Third Party with which Isis has a Development Collaboration or a collaboration on an [***] an Isis Double Stranded RNA Product before or during clinical development or commercialization with no subsequent rights to Third Parties.  Alnylam will have [***] from the receipt of such notice to notify Isis in writing whether or not Alnylam wishes to negotiate with Isis regarding the development and/or commercialization of such Isis Product.  If Alnylam fails to respond to Isis’ notice within the [***] or if Alnylam declines in writing to exercise its right of first negotiation, then Isis will be free to develop and commercialize (either on its own or with a Third Party) the Isis Product.  If Alnylam wishes to negotiate a license or development or commercialization rights in such Isis Product, the Parties will negotiate in good faith the terms of the license or collaboration agreement.  If, despite good faith negotiations, Alnylam and Isis do not reach agreement within [***] from Alnylam’s exercise of its right of first negotiation, then Isis will be free to develop and commercialize (either on its own or with a Third Party) the Isis Product; provided that during the period prior to the latest of (x) the initiation of [***] the Isis Product, (y) the [***] anniversary of the commencement of [***] for the Isis Product or (z) in the case of an Isis Product [***] after the commencement of [***], the [***] anniversary of Isis’ notice to Alnylam [***], Isis shall not enter into a license or collaboration agreement with a Third Party for such Isis Product on terms (the “More Favorable Terms”) that are in the aggregate materially more favorable to the Third Party than the terms on which Isis most recently offered in writing to grant such rights to Alnylam without first offering the More Favorable Terms to Alnylam.

10.2                        Preferred Licensee.  If, after the Effective Date, Alnylam grants to any Third Party that is not a Major Pharmaceutical Company a license under the Alnylam Patent Rights to develop and commercialize Double Stranded RNA Products, then if (a) either (i) the [***] terms of such license are more favorable to the Third Party than the [***] terms hereunder with respect to Isis Products are to Isis or (ii) the [***] covered by such license exceeds the [***] potentially licensed to Isis hereunder for development and commercialization of Double Stranded RNA Products, and (b) the roles to be played by Alnylam and such Third Party in the development and commercialization of Double-Stranded RNA Products under such Third Party license, the nature of the Gene Targets covered by such Third Party license and any other relevant terms of such Third Party license do not collectively justify the conditions described in the preceding clauses (a)(i) and/or (a)(ii), then Alnylam shall modify the terms of its licenses to Isis hereunder with respect to such conditions so that they are reasonably equivalent to those granted to the Third Party.

ARTICLE 11

INTELLECTUAL PROPERTY

11.1                        Ownership of Inventions.

(a)          Each Party will solely own all inventions, technology, discoveries, or other proprietary property (collectively, “Inventions”) that are made (as determined by U.S. rules of inventorship) solely by employees of or consultants to that Party under this Agreement.

(b)          Isis and Alnylam will jointly hold title to all Inventions, whether or not patentable, that are made (as determined by the U.S. rules of inventorship) jointly by employees of or consultants to Isis and Alnylam, as well as to Patents filed thereon.  Such Inventions will be “Joint Inventions,” and Patents claiming such Joint Inventions will be “Joint Patents.”  Isis and Alnylam will promptly provide each other with notice whenever a Joint Invention is made.  The Parties agree and acknowledge that, except insofar as this Agreement provides otherwise, the default rights conferred on joint owners under US patent law, including the right of each Party to independently practice, license and use a Joint Patent, will apply in relation to the Joint Patents throughout the world as though US patent law applied worldwide.

(c)          The Parties agree, upon reasonable request, to execute any documents reasonably necessary to effect and perfect each other’s ownership of any Invention.

11.2                        Filing and Prosecution of Isis and Alnylam Patent Rights.

(a)          Isis and Alnylam will work closely, through their interactions on the RMC to ensure that, to the greatest degree permitted by United States and foreign patent laws, Patents for Inventions relating to all aspects of Double Stranded RNA and/or Single Stranded RNAi Compounds or Single Stranded RNAi Products are obtained and shared.

(b)          Except as set forth in Sections 11.2(f) and 11.2(g) below, Isis will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the Isis Patent Rights.

(c)          Except as set forth in Section 11.2(f) and 11.2(g) below, Alnylam will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the Alnylam Patent Rights.

(d)          Each Party will endeavor in good faith to coordinate its efforts with those of the other Party to minimize or avoid interference with the prosecution of the other Party’s Patents.  Neither Party will initiate or participate in any opposition, reexamination, interference, litigation or other proceeding for the purpose of narrowing or invalidating any claim in a Patent of the other Party.

(e)          At either Party’s request, the other Party will keep the requesting Party continuously informed of and provide documentation of all significant matters relating to the preparation, filing, prosecution and maintenance of any designated Patent.

(f)            Alnylam will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the Isis Special Patents.  If Alnylam elects not to file for or continue the prosecution (including any interferences, oppositions, reissue proceedings and re-examinations) or maintenance of an Isis Special Patent in any country, then, Alnylam will notify Isis promptly in writing of its intention in sufficient time to enable Isis to meet any deadlines by which an action must be taken to establish or preserve any such rights in such Patent in such country and Isis will have the right, but not the obligation, to file for or continue the prosecution or maintenance of such Patent in such country, and Alnylam will cooperate with Isis in regard thereto.

(g)         Solely with respect to (i) Research Program Patents, or (ii) Patents licensed under this Agreement that claim Inventions that primarily relate to Single Stranded RNAi Compounds, but, in each case, excluding Joint Patents, the Party who Controls such Patent (the “Responsible Party”) will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to such Patent.  If the Responsible Party decides to discontinue the preparation, filing, prosecution or maintenance of such a Patent, the Responsible Party will notify the other Party at least [***] prior to any deadline that, if missed, would materially prejudice the Patent, and the other Party will have the right, at such Party’s own expense, to prepare, file, prosecute and maintain such Patent.

11.3                        Filing and Prosecution of Jointly Owned Patents.

(a)          The Research Management Committee will designate one of the Parties as being the responsible Party for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to any Joint Patent.

(b)          Each Party will keep the other Party continuously informed of all significant matters relating to the preparation, filing, prosecution and maintenance of Joint Patents, and shall provide the other Party with copies of any substantial prosecution papers within thirty days of receipt.

11.4                        Costs and Expenses.

(a)          Except as set forth in Section 11.4(c) below, each Party will bear its own costs and expenses in filing, prosecuting, maintaining and extending the Alnylam Patent Rights and Isis Patent Rights, respectively.

(b)          Except as set forth in Section 11.4(c) below, the Parties will pay equal shares of all costs and expenses in filing, prosecuting, maintaining and extending the Joint Patents.

(c)          Alnylam will bear [***]% of its own costs and expenses in filing, prosecuting, maintaining and extending the Isis Special Patents.  If Alnylam elects not to file for or continue the prosecution (including any interferences, oppositions, reissue proceedings and re-examinations) or maintenance of an Isis Special Patent in any country, and Isis assumes the continued prosecution of such Isis Special Patent (as permitted by Section 11.2(f)) in such country, then the Parties will [***] all of Isis’ costs and expenses in filing, prosecuting, maintaining and extending the Isis Special Patent for which Isis assumed prosecution.

11.5                        Enforcement.

(a)          Each Party will promptly advise the other of any suspected or actual infringement of the Isis Patent Rights, Alnylam Patent Rights, or Joint Patents by any

person that reasonably affects the other Party’s business.  The notice shall set forth the facts of such infringement or misappropriation in reasonable detail.

(b)          Subject to subsections (c) and (h) below, Alnylam will have the sole and exclusive right, in its sole discretion and at its expense, to assert and enforce any Isis Patent Rights, Alnylam Patent Rights or Joint Patents against any party engaging in an unlicensed or unauthorized making, having made, using, selling, offering for sale or importing of any allegedly infringing Double Stranded RNA.

(c)          For any enforcement by Alnylam under subsection (b) above that includes Isis Patent Rights covering a [***] chemical modification, Isis will actively participate in the planning and conduct of such enforcement and will take the lead of such enforcement to the extent that the scope or validity of any such Isis Patent Rights covering a [***] chemical modification is at risk.

(d)          Except as set forth in Sections 11.5(b) and (h),

(i)                                    Isis will have the sole and exclusive right, in its sole discretion and at its expense, to assert and enforce any Isis Patent Rights;

(ii)                                Alnylam will have the sole and exclusive right, in its sole discretion and at its expense, to assert and enforce any Alnylam Patent Rights and the Isis Special Patent Rights; and

(iii)                            The RMC will agree in advance on the enforcement of any Joint Patent and will apportion enforcement responsibilities and recoveries amongst the parties.

(e)          The rights granted hereunder to Alnylam to enforce certain licensed in or jointly owned Isis Patent Rights are further limited as described in Exhibit 5.3(d) attached hereto.  The rights granted hereunder to Isis to enforce certain licensed in or jointly owned Alnylam Patent Rights are further limited as described in Exhibit 6.5(c) attached hereto.

(f)            The nonenforcing Party will have the right, at its own expense, to participate in the conduct of the enforcement action and to be represented in such action by its own counsel.

(g)         The enforcing Party will not enter into any settlement that impacts the validity, scope or interpretation of any claim of any Joint Patent or of any Patent of the nonenforcing Party without prior written authorization of the nonenforcing Party.

(h)         If the Party with enforcement rights under section (b) or (d) above (the “Primary Party”) fails to initiate proceedings against any actual or suspected infringement within [***] of receipt of written request for enforcement from the other Party (the “Step-in Party”) and if the infringer is directly competing with a Product (the “Affected Product”) of such Step-in Party, then (i) if the license granted in this Agreement under which the Step-in Party is selling the Affected Product is exclusive or co-exclusive, the  Step-in Party will have the right to assert and enforce the patents that are allegedly being infringed, or (ii)  if the license granted in this Agreement under which the Step-in Party is selling the Affected Product is non-exclusive, the Step-in Party will have no obligation to pay royalties during the period for which the Primary Party fails to initiate proceedings or take other action (including without limitation entering into a licensing arrangement) to eliminate such infringement; provided that the provisions of the immediately preceding clause (ii) shall not apply if the Primary Party elects to grant the Step-in Party enforcement rights with respect to such infringement. The Primary Party will not grant a license to any such infringing Third Party with respect to any directly competitive infringing product on terms materially more favorable (milestones and royalties) than the terms of the license granted hereunder to the Step-in Party or, solely with respect to the Affected Product, will adjust the terms of such license so that they are not materially less favorable than the terms of the license granted to the infringing Third Party.  In addition, as a condition to the Step-in Party’s right (under clause (i) of this Section 11.5(h)) to assert and enforce a Patent Controlled by the Primary Party that is allegedly being infringed, the Step-in Party must also assert and enforce any relevant Patents Controlled by such Step-in Party against the alleged infringer who is competing with the Affected Product.

(i)            Except as otherwise agreed to by the Parties as part of a cost-sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any reasonable litigation expenses of Isis and Alnylam, shall be retained by the Party or Parties that brought and controlled such litigation for purposes of this Agreement, except that any recovery realized as a result of such litigation shall be treated as Net Sales of Isis Products or Net Sales of Alnylam Products and distributed as such Net Sales would have been distributed.

11.6                        [Intentionally Deleted]

11.7                        Third Party Patents.  The Parties will consult about the need to license any patents Controlled by Third Parties that would be useful or necessary for either Party to research, develop, make, have made, use, sell, offer for sale or import Double Stranded RNA Products or Single Stranded RNAi Products.  If it is agreed that there is a desire to obtain a license or to acquire any such patent, the Parties will negotiate in good faith regarding (i) the share of the financial obligations relating to the license or acquisition that each Party will bear; (ii) the compensation of any acquisition costs incurred in connection with obtaining the Patent rights; and (iii) an agreement by the Parties to abide by all terms of the agreement under which the patent rights are granted.

11.8                        Future Licenses.  If after the Effective Date, a Party (the “Controlling Party”) later invents or acquires rights or title to an invention claimed by a Patent that (i) would be included in the Isis Future Chemistry Patents or Isis Future Motif and Mechanism Patents if such Party is Isis or in the Alnylam Future Chemistry Patents or Alnylam Future Motif and Mechanism Patents if such Party is Alnylam (the “Additional Rights”) and (ii) carry financial or other obligations, then the Controlling Party must promptly notify the non-Controlling Party of such acquisition or invention.  If the non-Controlling Party wishes to include such Additional Rights under the licenses granted pursuant to Article 5 or 6, as applicable, the non-Controlling Party will notify the Controlling Party of its desire to do so and will assume all financial and other obligations to the Controlling Party’s licensors or collaborators, if any, arising from the grant to the non-Controlling Party of such license. Any Additional Rights that do not carry financial or other obligations shall be automatically included under the licenses granted pursuant to Article 5 or 6, as applicable.  If a Party pays any upfront payments or similar acquisition costs to access Additional Rights, the Parties will negotiate in good faith regarding sharing such acquisition costs and payments.  When acquiring or creating such Additional Rights, each Party will endeavor in good faith to secure the right to sublicense such Additional Rights to the other Party.

ARTICLE 12

CONFIDENTIALITY

12.1                        Nondisclosure Obligation.  All Confidential Information disclosed by one Party to the other Party hereunder will be maintained in confidence by the receiving Party and will not be disclosed to a Third Party or Affiliate or used for any purpose except as set forth below.

12.2                        Permitted Disclosures.  Except as otherwise provided herein, a Party may disclose Confidential Information received from the other Party:

(a)                                  to governmental or other regulatory agencies in order to obtain Patents or approval to conduct clinical trials, or to gain Marketing Approval; provided that such disclosure may be made only to the extent reasonably necessary to obtain such Patents or approvals;

(b)                                  to any adjudicative body as required by law, provided that prior to such disclosure, the Party subject to such disclosure obligation (the “Notifying Party”) promptly notifies the other Party of such requirement so that such other Party can seek a protective order, confidential treatment or other appropriate remedy; and provided, further, that in the event that no such protective order, confidential treatment or other remedy is obtained, or that such other Party waives compliance with this section, the Notifying Party will furnish only that portion of the other Party’s Confidential Information that it is advised by counsel it is legally required to furnish;

(c)                                  to Affiliates, sublicensees, agents, consultants, and/or other Third Parties for the development, manufacturing and/or marketing of Isis Products or Alnylam Products (or for such parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such Affiliates, sublicensees and Third Parties agree to be bound by the confidentiality obligations contained in this Agreement;

(d)                                  if such disclosure is required by law or regulation (including without limitation by rules or regulations of any securities exchange or NASDAQ), provided that prior to such disclosure, the Notifying Party promptly notifies the other Party of such requirement so that such other Party can seek a protective order, confidential treatment or other appropriate remedy; and provided, further, that in the event that no such protective order, confidential treatment or other remedy is obtained, or that such other Party waives compliance with this section, the Notifying Party will furnish only that portion of the other Party’s Confidential Information that it is advised by counsel it is legally required to furnish; or

(e)                                  as necessary if embodied in products to develop and commercialize such products.

Either Party may disclose (i) a copy of this Agreement on a confidential basis to prospective lenders and investors, (ii) a mutually agreed upon redacted copy of this Agreement on a confidential basis to prospective collaborators and (iii) the terms of this Agreement as required under applicable securities laws or regulations (including without limitation under rules or regulations of any securities exchange or NASDAQ); provided, however, that, subject to Section 6.4(i), Alnylam shall not disclose Isis’ past or current Reserved DS-Targets or past or current Isis Protected Targets without the express prior written consent of Isis, and, subject to Section 4.3(f), neither Party shall disclose the other Party’s past or current Enabled Targets without the express prior written consent of the other Party.

12.3                        Announcements; Publicity.

(a)                                  Each Party understands that this Agreement is likely to be of significant interest to investors, analysts and others, and that either Party therefore may make public announcements with respect to this Agreement.  The Parties agree that any such announcement will not contain confidential business or technical information unless disclosure of confidential business or technical information is required by law or regulation, in which case they will make reasonable efforts to minimize such disclosure of confidential business or technical information to that required by law or regulation.  Each Party agrees to provide to the other Party a copy of any such public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release.  Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any press release at least two (2) business days prior to the scheduled disclosure.  The other Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement, provided that such right of review and recommendation shall only apply for the first time that specific information is to be disclosed, and shall not apply to the subsequent disclosure of information that (i) is substantially similar to a previously reviewed disclosure and (ii) in the context of the subsequent disclosure, does not carry a substantially different qualitative message than that carried by the previously reviewed disclosure.  The Party whose press release has been reviewed shall in good faith consider any changes that are timely recommended by the reviewing Party.

(b)                                  Each Party will (i) use reasonable, good faith efforts to provide the other Party with at least 5 business days’ prior notice (which notice may be given orally to a senior executive officer of the other Party) before such Party publicly announces the execution of a Naked Sublicense, Bona Fide Drug Discovery Collaboration agreement or Development Collaboration agreement (or any material amendments thereto) that could reasonably be expected to be of strategic or financial importance to the other Party’s business and (ii) cooperate with the other Party to enable the other Party to develop appropriate mutually beneficial public announcements regarding such transactions.

ARTICLE 13

INDEMNIFICATION

13.1                        Indemnification by Alnylam.  Alnylam will indemnify, defend and hold Isis and its agents, employees, officers and directors (the “Isis Indemnitees”) harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys’ fees) arising out of Third Party claims or suits related to (a) Alnylam’s performance of its obligations under this Agreement; (b) breach by Alnylam of its representations and warranties set forth in Article 15; or (c) the discovery, development, manufacture, use, importation or commercialization (including marketing and sale) of Alnylam Products.

13.2                        Indemnification by Isis.  Isis will indemnify, defend and hold Alnylam and its Affiliates and each of their respective agents, employees, officers and directors (the “Alnylam Indemnitees”) harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys’ fees) arising out of Third Party claims or suits related to (a) Isis’ performance of its obligations under this Agreement; (b) breach by Isis of its representations and warranties set forth in Article 15; or (c) the discovery, development, manufacture, use, importation or commercialization (including marketing and sale) of Isis Products.

13.3                        Notification of Claims; Conditions to Indemnification Obligations.  A Party entitled to indemnification under this Article 13 shall (a) promptly notify the other Party as soon as it becomes aware of a claim or action for which indemnification may be sought pursuant hereto, (b) cooperate with the indemnifying Party in the defense of such claim or suit, and (c) permit the indemnifying Party to control the defense of such claim or suit, including without limitation the right to select defense counsel; provided that if the Party entitled to indemnification fails to promptly notify the indemnifying Party pursuant to the foregoing clause (a), the indemnifying Party shall only be relieved of its indemnification obligation to the extent prejudiced by such failure. In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of the indemnified Party, or which imposes obligations on the indemnified Party other than financial obligations that are covered by the indemnifying Party’s indemnification obligation, without the prior written consent of the indemnified Party. The indemnifying Party will have no liability under this Article 13 with respect to claims or suits settled or compromised without its prior written consent.

ARTICLE 14

TERM AND TERMINATION OF AGREEMENT

14.1                        Term and Termination of Agreement.  This Agreement will be effective as of the Restatement Date (unless otherwise expressly stated) and unless terminated earlier pursuant to Sections 14.2 or 14.3 below, the term of this Agreement will continue in effect until expiration of the License Term.

14.2                        Termination upon Material Breach.  This Agreement may be terminated upon written notice by either Party to the other at any time during the term of this Agreement if the other Party is in material breach of its obligations hereunder and has not cured such breach within 90 days after written notice requesting cure of the breach; provided, however, that (a) in the event of a good faith dispute with respect to the existence of such a material breach, the 90-day cure period will be stayed until such time as the dispute is resolved pursuant to Section 17.6 hereof, (b) so long as the breaching Party takes substantial steps to cure the breach promptly after receiving notice of the breach from the non-breaching Party and thereafter diligently prosecutes the cure to completion as soon as is practicable, the non-breaching Party may not terminate this Agreement, and (c) any license granted under this Agreement with respect to an Isis or Alnylam Product that has at least reached IND-Enabling Studies may not be terminated for a material breach under this Section 14.2 (except for an uncured failure to make any undisputed portion of any payment obligation under Article 7 or 8 with respect to such Isis or Alnylam Product) to the extent such license is necessary to develop, make and have made, sell and import such Isis or Alnylam Product.

14.3                        Termination upon Bankruptcy; Rights in Bankruptcy.

(a)          This Agreement may be terminated with written notice by either Party at any time during the term of this Agreement upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings by or against the other Party or upon an assignment of a substantial portion of its assets for the benefit of creditors by the other Party; provided, however, in the case of any involuntary bankruptcy proceeding such right to terminate will only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within 90 days of the filing thereof.

(b)          All rights and licenses granted under or pursuant to this Agreement by Isis or Alnylam are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding-by or against either Party under the U.S. Bankruptcy Code, the Party hereto which is not a Party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in their possession, will be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon their written request therefore, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefore by the non-subject Party.

14.4        Alnylam’s Limited Right to Terminate the Research Program.  Notwithstanding Section 4.2, Alnylam may unilaterally elect to terminate the Research Program, by providing Isis a written notice of such election (an “Early Termination Notice”) on or before 5:00 PM Pacific Time on September 30, 2010.  If Alnylam unilaterally terminates the Research Program (the “Early Collaboration Termination”) in accordance with this Section 14.4, then, as of the date of the Early Termination Notice (the “Collaboration Termination Date”):

(a)   each Party’s obligation to perform under the Research Program, and Alnylam’s obligation to provide funding under the Research Program that was not payable on or before the Collaboration Termination Date will automatically terminate;

(b)   Alnylam’s rights and Isis’ obligations under the licenses granted by Isis to Alnylam under Section 5.1(g), 5.1(h) and 5.1(i), including any sublicenses granted by Alnylam thereunder, will automatically terminate;

(c)   Solely with respect to the license granted to Isis under Section 6.1(i), the definition of Alnylam Future Motif and Mechanism Patents, and Alnylam Future Chemistry Patents, will be fixed as of the Collaboration Termination Date in accordance with Sections 12 and 13, respectively, of Exhibit 1.1;

(d)   Alnylam will be relieved of its obligations to pay Isis any milestones, royalties and sublicense income relating to Alnylam Single Stranded RNAi Products under Sections 7.2(b), 7.3(a), 7.3(b), and 7.4(b) that had not accrued by the Collaboration Termination Date, except that if the Collaboration Termination Date is before the [***]-month anniversary of the Restatement Date and before the [***] following the date Alnylam obtains the data that demonstrates the first In Vivo Efficacy in Rodents, then Alnylam will not be obligated to pay the $[***] research milestone for the first In Vivo Efficacy in Rodents set forth in Section 7.3(a); and

(e)   Isis will be relieved of its obligations under Sections 5.5 and 8.5, and its obligations as a Responsible Party under Section 11.2(g).

14.5        Accrued Rights and Surviving Obligations.

(a)   Expiration or termination of the Agreement will not relieve the Parties of any obligation accruing prior to such expiration or termination, including, but not limited to, financial obligations under Section 4.2(c) or Article 7 or 8.  Sections 4.3(f), 6.4(i), 9.2, 9.3 and 11.1, and Articles 1, 12, 13, 14 and 17 will survive expiration or termination of the Agreement.  Provisions concerning reporting requirements will continue in effect in accordance with any applicable timetables set forth herein. Any expiration or early termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to termination.  No expiration of this Agreement will relieve a Party of its obligation to pay milestones, royalties, or a percentage of Technology Access Fees or Sublicense Revenue to the extent accrued prior to such expiration.

(b)   Except as set forth in Section 14.4.(b), the rights of any sublicensee under any permitted sublicense granted in accordance with Section 5.2 or 6.3 will survive the termination of this Agreement.

ARTICLE 15

REPRESENTATIONS AND WARRANTIES; DISCLAIMER

15.1        Representations and Warranties of the Parties.  Each Party represents and warrants to the other Party that, as of the Effective Date and the Restatement Date:

(a)   Such Party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)   Such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

(c)   This Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement.  The execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which such Party is a Party or by which such Party may be bound, and does not violate any law or regulation of any court, governmental body or administrative or other agency having authority over such Party. All consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained;

(d)   Such Party has sufficient right, power and authority to enter into this Agreement, to perform its obligations under this Agreement and to grant the licenses granted hereunder.

15.2        Disclaimers.  THE PARTIES EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS, UNLESS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT.

ARTICLE 16

NOTICE

16.1        Notice.  All notices which are required or permitted hereunder will be in writing and sufficient if delivered personally, sent by facsimile (and confirmed by telephone), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to Isis, to:	Isis Pharmaceuticals, Inc.
1896 Rutherford Road
Carlsbad, CA 92008
Attention: Chief Operating Officer
Fax No.: +1 (760) 603-4652

with a copy to:	Attention: General Counsel
Fax No.: +1 (760) 268-4922

if to Alnylam, to:	Alnylam Pharmaceuticals, Inc.
300 Third Street
Cambridge, MA 02142
Attention: VP Legal
Fax No.: +1 (617) 575-7315

with a copy to:	WilmerHale
60 State Street
Boston, Massachusetts 02109
Attention: Steven D. Singer, Esq.
Fax No.: +1 (617) 526-5000

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given when delivered if personally delivered or sent by facsimile on a business day, on the business day after dispatch if sent by nationally-recognized overnight courier and on the third business day following the date of mailing if sent by mail.

ARTICLE 17

MISCELLANEOUS PROVISIONS

17.1        Relationship of the Parties.  It is expressly agreed that Isis and Alnylam will be independent contractors and that the relationship between the two Parties will not constitute a partnership, joint venture or agency. Neither Isis nor Alnylam will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other, without the prior consent of the other Party.

17.2        Successors and Assigns.  Neither this Agreement nor any interest hereunder may be assigned or otherwise transferred (whether by sale of stock, sale of assets or merger), nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred by either Party without the prior written consent of the other Party; provided, however, that a Party may, without such consent, assign this Agreement and its rights and obligations hereunder to an Affiliate or in connection with an Acquisition.  Notwithstanding the provisions of this Section 17.2:

(a)   If Alnylam is the subject of an Acquisition and the entity surviving such Acquisition does not maintain [***] that is substantially similar or greater [***] after the time of the Acquisition, then (i) the limit on the [***] that Isis can [***] pursuant to Section 6.4(a) will [***], and (ii) the exclusive right to grant Naked Sublicenses under Section 5.2 will [***].

(b)   Additionally, if Alnylam is the subject of an Acquisition, (i) the royalties payable by Alnylam with respect to Alnylam Single Stranded RNAi Products will be adjusted in accordance with Section 7.2(b), (ii) the definition of Alnylam Future Motif and Mechanism Patents, and Alnylam Future Chemistry Patents, will be fixed as of the date of such Acquisition in accordance with Sections 13 and 12, respectively, of Exhibit 1.1, and (iii) [***].

(c)   If Isis is the subject of an Acquisition, (i) the entity surviving such Acquisition will no longer [***] under Section 6.4(a), (ii) the number of [***] such Acquisition will be permitted to [***] pursuant to Section 6.4(a) shall be limited to [***] per calendar year, (iii) the royalties payable by Isis with respect to Isis Single Stranded RNAi Products will be adjusted in accordance with Section 8.2(b), and (iv) the definition of Isis Future Motif and Mechanism Patents, and Isis Future Chemistry Patents, will be fixed as of the date of such Acquisition in accordance with Sections 57 and 58, respectively, of Exhibit 1.1.

(d)   Any permitted assignee will assume all obligations of its assignor under this Agreement. Any attempted assignment not in accordance with this Section 17.2 will be void.

17.3        Entire Agreement; Amendments.  This Agreement contains the entire understanding of the Parties with respect to the license, development and commercialization of Products hereunder. All express or implied agreements and understandings, either oral or written, heretofore made by the Parties on the same subject matter are expressly superseded by this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto.

17.4        Force Majeure.  Neither Party will be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including, without limitation, embargoes, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of terrorism, strikes, lockouts or other labor disturbances, or acts of God. The affected Party will notify the other Party of such force majeure circumstances as soon as reasonably practical and will make every reasonable effort to mitigate the effects of such force majeure circumstances.

17.5        Applicable Law.  The Agreement will be governed by and construed in accordance with the laws of the State of Delaware without reference to any rules of conflict of laws.

17.6        Dispute Resolution.

(a)       The Parties recognize that disputes may from time to time arise between the Parties during the term of this Agreement.  In the event of such a dispute, either Party, by written notice to the other Party, may have such dispute referred to the Parties’ respective executive officers designated below or their successors, for attempted resolution by good faith negotiations within 30 days after such notice is received.  Said designated officers are as follows:

For Isis:	Chief Operating Officer
For Alnylam:	President and Chief Operating Officer

If the dispute is not resolved as provided above, the CEO of Isis and the CEO of Alnylam will meet for attempted resolution by good faith negotiations within 15 days after the expiration of the preceding 30 day period.

(b)       In the event the designated executive officers are not able to resolve such dispute during such 15-day period, then any such dispute shall be resolved through binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators appointed in accordance with such rules.  The Parties shall be entitled to the same discovery as permitted under the U.S. Federal Rules of Civil Procedure; provided that the panel shall be entitled in its discretion to grant a request from a Party for expanded or more limited discovery.  The award of the arbitrators shall be the sole and exclusive remedy between the Parties regarding any such dispute.  An award rendered in connection with an arbitration pursuant to this Section 17.6 shall be final and binding upon the Parties and any judgment upon such award may be entered and enforced in any court of competent jurisdiction.  Any arbitration pursuant to this Section 17.6 shall be conducted in San Diego, California if Alnylam initiates the arbitration or in Boston, Massachusetts if Isis initiates the arbitration.  Nothing in this Section 17.6 shall be construed as limiting in any way the right of a Party to seek an injunction or other equitable relief with respect to any actual or threatened breach of this Agreement or to bring an action in aid of arbitration.  Should any Party seek an injunction or other equitable relief, or bring an action in aid of arbitration, then for purposes of determining whether to grant such injunction or other equitable relief, or whether to issue any order in aid of arbitration, the dispute underlying the request for such injunction or other equitable relief, or action in aid of arbitration, may be heard by the court in which such action or proceeding is brought.

17.7        No Consequential Damages.  IN NO EVENT WILL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, OR CLAIMS OF CUSTOMERS OF ANY OF THEM OR OTHER THIRD PARTIES FOR SUCH OR OTHER DAMAGES.

17.8        Captions.  The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely a convenience to assist in locating and reading the several Articles and Sections hereof.

17.9        Waiver.  The waiver by either Party hereto of any right hereunder, or the failure to perform, or a breach by the other Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

17.10      Compliance with Law.  Nothing in this Agreement will be deemed to permit a Party to export, re-export or otherwise transfer any Product sold under this Agreement without compliance with applicable laws.

17.11      Severability.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties. The Parties will in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, maintains the balance of the rights and obligations of the Parties under this Agreement.

17.12      Waiver of Rule of Construction.  Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting Party will not apply.

17.13      Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

17.14      Performance by Affiliates.  To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations.

17.15      No Implied License.  Except as expressly provided in Sections 5.1, 6.1 and 6.2 of this Agreement, no Party will be deemed by estoppel or implication to have granted the other Party any license or other right with respect to any intellectual property of such Party.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Restatement Date.

ISIS PHARMACEUTICALS, INC.		ALNYLAM PHARMACEUTICALS, INC.

By:	/s/ B. Lynne Parshall	By:	/s/ Barry Greene

Name:	B. Lynne Parshall	Name:	Barry Greene

Title:	Chief Operating Officer	Title:	President & COO

EXHIBIT 1.1

DEFINITIONS

1.                                       “Acquisition” means any of the following events:  (a) the acquisition by any Person or group, other than a Person or group controlling such Party as of the Restatement Date, of “beneficial ownership” (as defined in Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended), directly or indirectly, of fifty percent (50%) or more of the shares of such Party’s voting stock; (b) the approval by the shareholders of such Party of a merger, share exchange, reorganization, consolidation or similar transaction of such Party (a “Transaction”), other than a Transaction which would result in the voting stock of such Party outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the voting stock of such Party or such surviving entity immediately after such Transaction; or (c) approval by the shareholders of such Party of a complete liquidation of such Party or a sale or disposition of all or substantially all of the assets of such Party.

2.                                       “Active Program” means with respect to a Gene Target and a Party, any ongoing drug discovery, development, or commercialization of a compound directed to such Gene Target being conducted by such Party (whether on its own or through a sublicensee).

3.                                       “Actual FTE Costs” has the meaning set forth in Section 4.2(c).

4.                                       “Actual External Costs” has the meaning set forth in Section 4.2(c).

5.                                       “Advancing Party” has the meaning set forth in Section 4.3(a).

6.                                       “Affiliate” with respect to either Party means Person controlling, controlled by, or under common control with such Party.  For purposes of this definition, “control” refers to the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, of a Person.  Notwithstanding the foregoing, Regulus Therapeutics Inc. will not be considered an Affiliate of either Party.

7.                                       “Alnylam Current Chemistry Patents” means all Chemistry Patents Controlled by Alnylam as of the Restatement Date, including without limitation the Patents listed on Schedule 1-7 attached hereto, except Patents that constitute Alnylam Excluded Technology, or Co-Exclusive ssRNAi Patents.

8.                                       “Alnylam Current Motif and Mechanism Patents” means all Motif and Mechanism Patents Controlled by Alnylam as of the Restatement Date, including without limitation the Patents listed on Schedule 1-8 attached hereto, except Patents that constitute Alnylam Excluded Technology, or Co-Exclusive ssRNAi Patents.

9.                                       “Alnylam Double Stranded RNA Product” means a Double Stranded RNA Product discovered or developed by Alnylam, its Affiliates or sublicensees, the manufacture, sale or use of which is covered by a Valid Claim within the Isis Patent Rights.

10.                                 “Alnylam Enabled Target Pool” has the meaning set forth in Section 4.3(a).

11.                                 “Alnylam Excluded Technology” means inhibitors to specific genes or gene families, manufacturing and analytical technologies, formulation and delivery technologies and the specific technology listed on Schedule 1-10 attached hereto.

12.                                 “Alnylam Future Chemistry Patents” means all Chemistry Patents Controlled by Alnylam after the Restatement Date and having an earliest priority date of no later than [***] or that is necessary to practice a Patent licensed hereunder; provided, however that (a) for any such Chemistry Patents that are acquired, licensed or invented that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Alnylam Future Chemistry Patent and (b) Alnylam Future Chemistry Patents do not include Patents that constitute Alnylam Excluded Technology, or Co-Exclusive ssRNAi Patents.  Notwithstanding the foregoing, (i) in the event an Acquisition involving Isis occurs before [***], the date “[***]” used in this definition will be automatically changed to the date of such Acquisition; and (ii) in the event of an Early Collaboration Termination under Section 14.4, solely with respect to the licenses granted to Isis under Section 6.1(i), the date “[***]” used in this definition will be automatically changed to the Collaboration Termination Date.

13.                                 “Alnylam Future Motif and Mechanism Patents” means all Motif and Mechanism Patents Controlled by Alnylam after the Restatement Date and having an earliest priority date of no later than [***] or that is necessary to practice a Patent licensed hereunder; provided, however that (a) for any such Motif and Mechanism Patents that are acquired, licensed or invented that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Alnylam Future Motif and Mechanism Patent and (b) Alnylam Future Motif and Mechanism Patents do not include Patents that constitute Alnylam Excluded Technology, or Co-Exclusive ssRNAi Patents.  Notwithstanding the foregoing, (i) in the event an Acquisition involving Isis occurs before [***], the date “[***]” used in this definition will be automatically changed to the date of such Acquisition, and (ii) in the event of an Early Collaboration Termination under Section 14.4, solely with respect to the licenses granted to Isis under Section 6.1(i), the date “[***]” used in this definition will be automatically changed to the Collaboration Termination Date.

14.                                 “Alnylam Patent Rights” means Alnylam Current Motif and Mechanism Patents, Alnylam Future Motif and Mechanism Patents, Alnylam Current Chemistry Patents and Alnylam Future Chemistry Patents.  For purposes of determining whether a royalty is payable by Isis under Section 8.2 in connection with the sale of an Isis Single Stranded RNAi Product, any Joint Patent, a Valid Claim of

which covers the manufacture, use or sale of such Isis Single Stranded RNAi Product, will be considered an Alnylam Patent Right.

15.                                 “Alnylam Product” means an Alnylam Double Stranded RNA Product MicroRNA Product, or Alnylam Single Stranded RNAi Product, discovered or developed by Alnylam, its Affiliates or sublicensees, the manufacture, sale or use of which is covered by a Valid Claim within the Isis Patent Rights.

16.                                 “Alnylam Single Stranded RNAi Product” means any Single Stranded RNAi Product Designed for an Alnylam Enabled Target, the manufacture, sale or use of which is covered by a Valid Claim within the Isis Patent Rights.

17.                                 “Antisense Drug Discovery Program” means an antisense drug discovery program that investigates multiple different mechanisms of modulating a Gene Target to identify a drug candidate, with a predominant emphasis on potential drug candidates that are single-stranded.

18.                                 “Applicable Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision.

19.                                 “Bona Fide Drug Discovery Collaboration” means a collaboration involving the discovery and development of Double Stranded RNA Products, in which a Party plays an integral role in the experimentation and an important, though not necessarily dominant or co-equal, role in the decision-making, relating to the discovery and development of Double Stranded RNA Products from the point in time at which the relevant Gene Target has been designated through the initiation of [***].  A Bona Fide Drug Discovery Collaboration may continue beyond the initiation of such [***]. For Isis Products that are Double Stranded RNA Products, a Bona Fide Drug Discovery Collaboration must be an Antisense Drug Discovery Program.  For each Party, collaborations that do not include or involve Patents licensed from the other Party hereunder shall not constitute Bona Fide Drug Discovery Collaborations.  A Party’s experimentation relating to the discovery and development of Double Stranded RNA Products that modulate a relevant Gene Target prior to the commencement of a collaboration shall be deemed to have been conducted in the course of the collaboration for purposes of determining whether the collaboration is a Bona Fide Drug Discovery Collaboration.  A series of related collaborations and/or license agreements involving the discovery and development of Double Stranded RNA Products with the same sublicensee or related sublicensees that includes a Bona Fide Drug Discovery Collaboration agreement will be aggregated to constitute a single Bona Fide Drug Discovery Collaboration.

20.                                 “Budget” has the meaning set forth in Section 4.2(a).

21.                                 “Business Day” means a weekday on which banking institutions in Boston, Massachusetts are open for business.  For purposes of clarity, a Business Day shall not include any Saturday or Sunday or federal or Commonwealth of Massachusetts holiday.

22.                                 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

23.                                 “Chemistry Patent” means any Patent that covers (a) an oligomeric compound having a chemical composition that differs from a native oligonucleotide composition or (b) any modification to the base, sugar or internucleoside linkage of the oligomeric compound, and specifically, but without limitation, includes covalently linked conjugates and other such moieties

24.                                 “Co-Exclusive ssRNAi Patents” means third party Patents in-licensed by both Alnylam and Isis prior to [***] to the extent that such Patents Cover Single Stranded RNAi Compounds or Single Stranded RNAi Products.

25.                                 “Collaboration Termination Date” has the meaning set forth in Section 14.4.

26.                                 “Commercially Reasonable Efforts” means the diligent efforts, expertise and resources normally used by a Party to develop, manufacture and commercialize a product or compound owned by it or to which it has rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of safety, and efficacy, product profile, difficulty in developing the product or compound, competitiveness of the marketplace for the product, the proprietary position of the compound or product, the regulatory structure involved, the potential total profitability of the applicable product(s) marketed or to be marketed and other relevant factors affecting the cost, risk and timing of development and the total potential reward to be obtained if a product is commercialized, but not less than reasonably diligent efforts.  In determining whether Commercially Reasonable Efforts have been satisfied, the fact that a Party is required to pay the other Party a royalty or milestones shall not be a factor weighed (i.e., a Party may not apply lesser resources or effort to a Product because it must pay a royalty or milestones to the other Party).

27.                                 “Control” or “Controlled” means, with respect to any Patent or other intellectual property right, possession of the right (whether by ownership, license or otherwise), to assign, or grant a license, sublicense or other right to or under, such Patent or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

28.                                 “Confidential Information” means information which is (a) of a confidential and proprietary nature; and (b) not readily available to that Party’s competitors and which, if known by a competitor of that Party, might lessen any competitive advantage of that Party or give such competitor a competitive advantage.

Confidential Information includes, without limitation, (x) information that is proprietary or confidential or which is treated by that Party as confidential and which relates either directly or indirectly to the business of that Party regardless of the form in which that information is constituted, and which is not lawfully in the public domain; and (y) any confidential information in relation to Patents, technology, know-how, or any improvements owned or Controlled by a Party hereto.

Confidential Information will not include any information that the receiving Party can establish by written records:

(i)            was known by it prior to the receipt of Confidential Information from the disclosing Party;

(ii)           was disclosed to the receiving Party by a Third Party having the right to do so;

(iii)          was, or subsequently became, in the public domain through no fault of the receiving Party, its officers, directors, employees or agents; or

(iv)          was concurrently or subsequently developed by personnel of the receiving Party without having had access to the disclosing Party’s Confidential Information.

29.           “Controlled Contractor” means a Third Party contractor, such as a contract research organization, contract employee, contract manufacturer, consultant and the like, who merely conducts activities on behalf of a Party, is subject to such Party’s supervision and control, and will not have any rights (other than non-exclusive rights) in any intellectual property created in connection with such activities.

30.           “Designed for” means, when used in relation to a specified Gene Target, a Single Stranded RNAi Compound that is [***] to [***] of the specified [***] via [***].

31.           “Development Candidate” means a Single Stranded RNAi Product for which [***] have commenced.

32.           “Development Collaboration” means a collaboration by either Party with a Third Party whose purpose is the further development and/or commercialization of a Double Stranded RNA Product or Single Stranded RNAi Product, as applicable, and that begins at or after the initiation of IND-Enabling Studies for such Product.  For each Party, collaborations that do not include or involve Patents licensed from the other Party hereunder shall not constitute Development Collaborations.

33.           “Double Stranded RNA” means a composition designed to act primarily through an RNAi mechanism that is not a MicroRNA Construct and which consists of either (a) two separate oligomers of native or chemically modified RNA that are hybridized to one another along a substantial portion (greater than or equal to [***]%) of their lengths, or (b) a single oligomer of native or chemically modified RNA that is hybridized to itself by self-complementary base-pairing along a substantial portion (greater than or equal to [***]%) of its length to form a hairpin.

34.           “Double Stranded RNA Product” means a pharmaceutical composition that contains a Double Stranded RNA.

35.           “Early Collaboration Termination” has the meaning set forth in Section 14.4.

36.           “Early Termination Notice” has the meaning set forth in Section 14.4.

37.           “Effective Date” means March 11, 2004.

38.           “Enabled Target” has the meaning set forth in Section 4.3(a).

39.           “Enabled Target Pool” has the meaning set forth in Section 4.3(a).

40.           “Enabled Target Slot” has the meaning set forth in Section 4.3(a).

41.           “FTE” means the equivalent of the work of one (1) employee working on a dedicated full time basis for one (1) year (consisting of at least a total of [***] hours per year of dedicated effort, excluding vacations and holidays) of work on or directly related to the Research Plan, carried out by an Isis employee or an Alnylam employee, as the case may be.  No one person will be permitted to account for more than [***]hours of FTE contribution per year.  Any person who devotes less than [***]hours per year shall be treated as an FTE on a pro-rata basis, based upon the actual number of hours worked divided by [***].  Scientific work performed in the performance of the Research Program by an Isis FTE or Alnylam FTE may include, but is not limited to, experimental laboratory work, recording and writing up results, reviewing literature and references, and holding scientific discussions.

42.           “FTE Rate” means $[***] per FTE per year for the initial calendar year of the Research Term, such FTE rate to be increased by the percentage increase in the Consumer Price Index — Urban Wage Earners and Clerical Workers, US City Average, All Items, 1982-84 = 100, published by the United States Department of Labor, Bureau of Labor Statistics (or its successor equivalent index, the “CPI”) over the CPI as of June 30, 2009, starting as of the beginning of the 2nd calendar year of the Research Term (i.e., beginning in 2010) and each calendar year thereafter during the Research Term, provided that any such increase shall not exceed [***]% per annum.

43.           “Gene Target” means a transcriptional unit of a gene, including any protein product of such transcriptional unit, and including all splice variants.

44.           “Graduated Enabled Target” has the meaning set forth in Section 4.3(a).

45.           “In Vivo Efficacy in Rodents” means the first achievement by Alnylam or its sublicensees of at least a [***]% nadir reduction of the mRNA of the intended

Gene Target in an internal organ(s), demonstrated in an independent rodent experiment and confirmed by [***], with an unformulated, unconjugated Single Stranded RNAi Compound administered subcutaneously as a [***] not to exceed [***] mg/kg.  If not achieved earlier, this milestone will be deemed to have occurred upon In Vivo Efficacy in NHP.

46.           “In Vivo Efficacy in NHP” means the first achievement by Alnylam or its sublicensees of at least a [***]% nadir reduction of the mRNA of the intended Gene Target in an internal organ(s), demonstrated in an independent NHP experiment and confirmed by [***], with an unformulated, unconjugated Single Stranded RNAi Compound administered subcutaneously at a [***] not to exceed [***] mg/kg per week, with the nadir reduction seen and confirmed in [***] consecutive administration cycles.

47.           “IND” means an Investigational New Drug Application or similar foreign application or submission for approval to conduct human clinical investigations.

48.           “IND-Enabling Studies” means the pharmacokinetic and toxicology studies required to meet the regulations for filing an IND.

49.           “Initiation of Phase I Trial” means the dosing of at least ten human subjects in the first human clinical trial conducted and designed to evaluate safety of a product.

50.           “Initiation of Phase III Trial” means the dosing of the first patient in the first pivotal human clinical trial the results of which could be used to establish safety and efficacy of a Product as a basis for an application for marketing approval or that would otherwise satisfy the requirements of 21 CFR 3 12.21I or its foreign equivalent.

51.           “Isis Current Chemistry Patents” means all Chemistry Patents Controlled by Isis as of the Restatement Date, including without limitation the Patents listed on Schedule 1-51 attached hereto, except Patents that constitute Isis Excluded Technology, or Co-Exclusive ssRNAi Patents.

52.           “Isis Current Motif and Mechanism Patents” means all Motif and Mechanism Patents Controlled by Isis as of the Restatement Date, including without limitation the Patents listed on Schedule 1-52 attached hereto, except Patents that constitute Isis Excluded Technology, or Co-Exclusive ssRNAi Patents.

53.           “Isis DS-Target Pool” has the meaning set forth in Section 6.4(a).

54.           “Isis Enabled Target Pool” has the meaning set forth in Section 4.3(a).

55.           “Isis Encumbered Target” means a Gene Target (a) to which Isis has a contractual obligation to a Third Party existing as of the Restatement Date that precludes Isis from granting a license under Section 5 with respect to such Gene Target and (b) that is identified and described on a [***] (as defined in the letter agreement dated March 9, 2004 between Alnylam and Isis).  When and if such restrictions lapse a Gene Target will cease to be an Isis Encumbered Target.

56.           “Isis Excluded Technology” means (a) RNase H mechanisms, RNase H motifs and RNase H oligonucleotides when utilized in an RNase H mechanism, assays and methods thereof; (b) modulators of specific genes, gene families or proteins; (c) manufacturing technologies; (d) analytical technologies, kits and assays, including without limitation methods, systems and compositions of matter for amplifying, quantifying, detecting, characterizing or identifying nucleic acids or nonoligomeric ligands thereto; (e) formulation and delivery technologies; and (f) the specific technology listed on Schedule 1-56 attached hereto.

57.           “Isis Future Motif and Mechanism Patents” means all Motif and Mechanism Patents Controlled by Isis after the Restatement Date and having an earliest priority date of no later than [***] or that is necessary to practice a Patent licensed hereunder; provided, however that (a) for any such Motif and Mechanism Patents that are acquired, licensed or invented that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Patent will be included as an Isis Future Motif Mechanism Patent, and (b) Isis Future Motif and Mechanism Patents do not include Patents that constitute Isis Excluded Technology, or Co-Exclusive ssRNAi Patents.  Notwithstanding the foregoing, in the event of an Acquisition involving Alnylam, the date “[***]” used in this definition will be automatically changed to the date of such Acquisition.

58.           “Isis Future Chemistry Patents” means the Chemistry Patents Controlled by Isis after the Restatement Date and having an earliest priority date of no later than [***] or that is necessary to practice a Patent licensed hereunder; provided, however that (a) for any such Chemistry Patents that are acquired, licensed or invented that include financial or other obligations to a Third Party, the provisions of Section 11.8 will govern whether such Chemistry Patents will be included as an Isis Future Chemistry Patent, except Patents that constitute Isis Excluded Technology and (b) Isis Future Chemistry Patents do not include Patents that constitute Isis Excluded Technology, or Co-Exclusive ssRNAi Patents.  Notwithstanding the foregoing, in the event of an Acquisition involving Alnylam, the date “[***]” used in this definition will be automatically changed to the date of such Acquisition.

59.           “Isis Manufacturing Patents” means the Patents specifically listed on Schedule 1-59 attached hereto.  The Parties may agree in writing from time to time to add additional Patents to Schedule 1-59 attached hereto.

60.           “Isis Partnered Excluded Targets” has the meaning set forth in Section 4.3(e)(i).

61.           “Isis Patent Rights” means Isis Current Motif and Mechanism Patents, Isis Future Motif and Mechanism Patents, Isis Current Chemistry Patents and Isis Future Chemistry Patents.  For purposes of determining whether a royalty is payable by Alnylam under Section 7.2 in connection with the sale of an Alnylam Single Stranded RNAi Product, any Joint Patent, a Valid Claim of which covers the manufacture, use or sale of such Alnylam Single Stranded RNAi Product, will be considered an Isis Patent Right.

62.           “Isis Product” means any Isis Single Stranded Product, MicroRNA Product, Double Stranded RNA Product or Isis Single Stranded RNAi Product, discovered or developed by Isis, its Affiliates or sublicensees, the manufacture, sale or use of which is covered by a Valid Claim within the Alnylam Patent Rights.

63.           “Isis Protected Targets” has the meaning set forth in Section 4.3(e).

64.           “Isis Single Stranded Product” means any single stranded oligomeric compound (a) that hybridizes in whole or in part with a target RNA and modulates the Gene Target, (b) is not a Double Stranded RNA or Double Stranded RNA Product and (c) the manufacture, sale or use of which is covered by a Valid Claim within the Alnylam Patent Rights.  For purposes of clarity, an Isis Single Stranded Product shall not include Single Stranded RNAi Compounds, Single Stranded RNAi Products and Isis Single Stranded RNAi Products.

65.           “Isis Single Stranded RNAi Product” means any Single Stranded RNAi Product Designed for an Isis Enabled Target, the manufacture, sale or use of which is covered by a Valid Claim within the Alnylam Patent Rights.

66.           “Isis Special Patents” means the Patents specifically listed on Schedule 1-66 attached hereto.  The Parties may mutually agree in writing from time to time to add additional Patents to Schedule 1-66 attached hereto

67.           “Joint Invention” has the meaning set forth in Section 11.1(b).

68.           “Joint Patent” has the meaning set forth in Section 11.1(b).

69.           “Know-How” means all tangible or intangible know-how, discoveries, processes, formulas, data, clinical and preclinical results, non-Patented Inventions, Inventions for which Patents are in preparation, trade secrets, and any physical, chemical, or biological material or any replication of any such material in whole or in part that are not otherwise covered by the Isis Patent Rights or the Alnylam Patent Rights

70.           “License Term” means the period from the Restatement Date until the date of expiry of the last to expire of the Patents licensed hereunder.

71.           “Major Pharmaceutical Company” means a Person that, together with all of its affiliated Persons, had annual pharmaceutical product sales during the most recently completed calendar year in excess of $[***].

72.           “Marketing Approval” means the act of a Regulatory Authority necessary for the marketing and sale of the Product in a country or regulatory jurisdiction, including, without limitation, the approval of the NDA by the FDA, EC Approval, and Japanese Approval.

73.           “MicroRNA Construct” is a construct having the chemical and physical description of a Double Stranded RNA that is either (a) designed to target a precursor microRNA or a microRNA, thereby to inhibit the production or function of the microRNA, or (b) designed to function by mimicking the translational repressor function of a naturally occurring microRNA, and which, in relation to its target RNA, has been demonstrated in vitro and, to the extent reasonably feasible, in vivo, to function solely as a translational repressor and not via cleavage of such target RNA.

74.           “MicroRNA Product” means a pharmaceutical product that contains a MicroRNA Construct.

75.           “Motif and Mechanism Patents” means any Patent that covers an oligomeric structure or composition of matter, or any method of using or incorporating such oligomeric structure or composition of matter in vitro or in vivo, including without limitation for therapeutic use, in which target RNA levels are modulated by any mechanism other than RNase H.

76.           “Naked Sublicense” means a license for Double Stranded RNA that includes rights to the Isis Patent Rights that is not a license in connection with (a) a Development Collaboration or (b) a Bona Fide Drug Discovery Collaboration.  A series of Naked Sublicenses to the same sublicensee or related sublicensees will be aggregated to constitute a single Naked Sublicense.  For the avoidance of doubt, where this Agreement grants Alnylam exclusive rights to grant Naked Sublicenses, such exclusive rights preclude Isis from granting licenses to the Isis Patent Rights to Third Parties for Double Stranded RNA even though such license grants by Isis would technically be license grants and not sublicense grants.  Licenses that do not include or involve rights to Isis Patents shall not constitute Naked Sublicenses.

77.           “Naked Sublicensee” means a Third Party that obtains a Naked Sublicense from Alnylam in accordance with the terms of this Agreement.

78.           “NDA” means New Drug Application or similar application or submission for approval to market and sell a new pharmaceutical product filed with or submitted to a Regulatory Authority.

79.           “Net Sales” will mean the gross invoice price of Products sold by Alnylam or Isis (as applicable), their respective Affiliates and sublicensees (but with respect to Alnylam does not include Naked Sublicensees) to a Third Party less the following items:  (i) trade discounts, credits or allowances, (ii) credits or allowances additionally granted upon returns, rejections or recalls, (iii) freight, shipping and insurance charges, (iv) taxes, duties or other governmental tariffs (other than income taxes) and (v) government-mandated rebates and (vi) a reasonable reserve for bad debts.  Except in the cases of Products used to conduct clinical trials, reasonable amounts of Products used as marketing samples and Product provided without charge for compassionate or similar uses, a Party, its Affiliates or sublicensees will be treated as having sold Products for an amount equal to the fair market value of Products if: (a) Products are used by such Party, its Affiliates or sublicensees without charge or provision of invoice, or (b) Products are provided to a Third Party by such Party, its Affiliates or sublicensees without charge or provision of invoice and used by such third party.

Such amounts shall be determined from the books and records of Alnylam or Isis (as applicable) and their respective Affiliates and sublicensees, maintained in accordance with GAAP, consistently applied.

In the event the Product is sold as part of a Combination Product (as defined below), the Net Sales from the Combination Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales (as determined without reference to this paragraph) of the Combination Product, during the applicable royalty reporting period, by the fraction, A/A+B, where A is the average sale price of the Product when sold separately in finished form and B is the average sale price of the other product(s) included in the Combination Product when sold separately in finished form, in each case during the applicable royalty reporting period or, if sales of both the Product and the other product(s) did not occur in such period, then in the most recent royalty reporting period in which sales of both occurred.  In the event that such average sale price cannot be determined for both the Product and all other products(s) included in the Combination Product, Net Sales for the purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction of C/C+D where C is the fair market value of the Product and D is the fair market value of all other product(s) included in the Combination Product.  As used above, the term “Combination Product” means any pharmaceutical product which consists of a Product and other therapeutically active pharmaceutical compound or any delivery technology that embodies substantial intellectual property rights Controlled by the selling Party (e.g., a common syringe would not constitute a delivery technology that embodies substantial intellectual property rights Controlled by the selling Party, but an implantable delivery device such as a stent would constitute such a delivery technology).

80.           “Other Alnylam Sublicense” has the meaning set forth in Section 7.6(a).

81.           “Other Isis Sublicense” has the meaning set forth in Section 8.4(b).

82.           “Patent” or “Patents” means (a) patent applications (including provisional applications and applications for certificates of invention); (b) any patents issuing from such patent applications (including certificates of invention); (c) all patents and patent applications based on, corresponding to, or claiming the priority date(s) of any of the foregoing; (d) any substitutions, extensions (including supplemental protection certificates), registrations, confirmations, reissues, divisionals, continuations, continuations-in-part, re-examinations, renewals and foreign counterparts thereof; and (e) all patents claiming overlapping priority therefrom.

83.           “Person” means any person, organization, corporation or other business entity.

84.           “Product” means either an Alnylam Product or an Isis Product as the case may be.

85.           “Regulatory Authority” means any applicable government regulatory authority involved in granting approvals for the marketing and/or pricing of a Product worldwide including, without limitation, the United States Food and Drug Administration (“FDA”) and any successor government authority having substantially the same function, and foreign equivalents thereof.

86.           “Research Costs” has the meaning set forth in Section 4.2(c).

87.           “Research Plan” has the meaning set forth in Section 4.2(a).

88.           “Research Program” has the meaning set forth in Section 4.2.

89.           “Research Program Patent” means any Patents that claim Inventions that were discovered by the employees of either Party in the performance of the Research Program.  For purposes of clarity, Research Program Patents may also be Isis Future Motif and Mechanism Patents, Isis Future Chemistry Patents, Alnylam Future Motif and Mechanism Patents, or Alnylam Future Chemistry Patents.

90.           “Research Term” has the meaning set forth in Section 4.2.

91.           “Research Use” means discovering, developing and optimizing an Alnylam Product or an Isis Product, as applicable, up to, but not including, [***], and/or conducting pilot manufacturing studies of an Alnylam Product or an Isis Product, as applicable.  Research Use may include small pilot toxicology studies.  With respect to Isis, Research Use does not include studies [***] for potential drug targets, but does include studies [***] for development of Double Stranded RNA Products or Single Stranded RNAi Products, as applicable, from among potential targets for which a reasonable scientific basis exists for believing that such potential targets are associated with a particular disease or condition.

92.           “Reserved DS-Target” has the meaning set forth in Section 6.4(a).

93.           “RMC” has the meaning set forth in Section 4.1(a).

94.           “Single Stranded RNAi Compound” means a single stranded chemically modified oligonucleotide and/or analog designed to cause target mRNA cleavage via the RISC or RNAi mechanism.  For purposes of clarity, an ssRNAi compound does not include oligonucleotides (or chemically modified oligonucleotide analogs) designed to work via other mechanisms such as (i) RNase H 1 or 2 (including any oligonucleotide which has [***]); (ii) alteration of splicing; (iii) translation arrest (excluding RNAi-mediated repression of translation); (iv) alteration of processing; (v) polyadenylation; (vi) capping; (vii) modulation of pre-mRNA processing of the target mRNA; or (viii) oligonucleotides (or chemically modified oligonucleotide analogs) designed to mimic a known naturally occurring microRNA.

Working via the RISC or RNAi mechanism means that the compound is capable of, in an in vitro cell culture assay, causing cleavage of the target mRNA at the [***], as evidenced for example by a [***] assay.

95.           “Single Stranded RNAi Product” means a pharmaceutical composition that contains a Single Stranded RNAi Compound.

96.           “Sublicense Revenue” means any payments that (1) with respect to Alnylam, Alnylam receives from a sublicensee in consideration of a Naked Sublicense or a sublicense granted by Alnylam as permitted by Section 5.2(b), or (2) with respect to Isis, Isis receives from a sublicensee in consideration of a sublicense to further the research, development or commercialization of an Isis Single Stranded RNAi Product, in each case including, but not limited to, license fees, royalties, milestone payments, and license maintenance fees, but excluding: (i) payments made in consideration of equity or debt securities of the applicable Party at fair market value and (ii) payments specifically committed to reimburse the applicable Party for the fully-burdened cost of research and development.  If a Party receives any non-cash Sublicense Revenue, such Party will pay the other Party, at the election of the Party who is entitled to receive Sublicense Revenue payment, either (x) a cash payment equal to the fair market value of the appropriate percentage of the Sublicense Revenue or (y) the in-kind portion, if practicable, of the Sublicense Revenue.

97.           “Technology Access Fee” means any payments that Alnylam receives from granting a Third Party access (through sublicense or otherwise) to the Isis Patent Rights as part of a Bona Fide Collaboration or Development Collaboration agreement, including, but not limited to, (1) license fees, (2) collaboration fees, (3) option fees, (4)  payments made in consideration for the issuance of equity or debt securities above fair market value, (5) payments made for research and development support above Alnylam’s fully-burdened cost, but excluding the following payments: (i) payments made in consideration for equity or debt securities of Alnylam at fair market value, (ii) payments made in consideration for thirty-five percent (35%) or more of Alnylam’s equity securities at fair market value plus a reasonable control premium, (iii) payments specifically committed to reimburse Alnylam for the fully-burdened cost of research and development, including without limitation the fully-burdened cost of products transferred by Alnylam in connection with such research and development, (iv) [***] (v) payments that are not milestones and that are associated with the sale of commercial products, and (vi) payments that count as Sublicense Revenue under a Naked Sublicense subject to Alnylam’s payment obligations to Isis under Section 7.4.  If Alnylam receives any non-cash Technology Access Fees, Alnylam will pay Isis, at Isis’ election, either (x) a cash payment equal to the fair market value of Isis’ appropriate portion of the Technology Access Fee or (y) the in-kind portion, if practicable, of the Technology Access Fee.

98.           “Third Party” means any party other than Isis or Alnylam and their respective Affiliates.

99.           “Valid Claim” means (i) an issued claim of an unexpired Patent that has not been withdrawn, canceled or disclaimed, or held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision, or (ii) a claim of a patent application which has been pending for less than [***] years from the earliest priority date for such application.

EXHIBIT 4.3(c)(iv)

Picking Mechanism Examples

Example A

In the initial round of Picking, the following will be the order (with total number of Enabled Targets after Pick in parentheses):

Alnylam(1) — Isis(1) — Isis(2) — Alnylam(2) — Alnylam(3) —Isis(3) — Isis(4) — Alnylam(4) . . .

Example B

If both Parties have an equal number of Enabled Targets (10, for this example) and the previous round ended with an Alnylam Pass followed by an Isis Pass, the following will be the order (with total number of Enabled Targets after Pick in parentheses):

Alnylam(11) — Isis(11) — Isis(12) — Alnylam(12) — Alnylam(13) —Isis(13) — Isis(14) — Alnylam(14) . . .

Example C

If Alnylam has 10 Enabled Targets and Isis has 5 Enable Targets and there have been no Cleared Targets since the previous Selection Section, the following will be the order (with total number of Enabled Targets after Pick in parentheses) regardless of how the previous Round ended:

[***]  . . .

Example D

If Alnylam has 10 Enabled Targets and Isis has 5 Enable Targets and there have been one or more Cleared Targets since the previous Selection Section, the following will be the order (with total number of Enabled Targets after Pick in parentheses) but Isis will not be entitled to Pick a Cleared Target until it Picks its [***] Enabled Target (in italics below) regardless of how the previous Round ended:

[***]

Example E1

If Isis has 10 Enabled Targets and Alnylam has 5 Enable Targets and there have been one or more Cleared Targets since the previous Selection Section, the following will be the order (with total number of Enabled Targets after Pick in parentheses) regardless of how the previous Round ended and assuming that Alnylam does not Pick a Cleared Target until it Picks its [***] Enabled Target (in italics below):

[***]  . . .

Example E2

If Isis has 10 Enabled Targets and Alnylam has 5 Enable Targets and there have been one or more Cleared Targets since the previous Selection Section, the following will be the order (with total number of Enabled Targets after Pick in parentheses) regardless of how the previous Round ended and assuming that Alnylam Picks a Cleared Target with its [***] Enabled Target (in italics below), and for clarity, Isis may pick a Cleared Target for its [***] Enabled Target (underlined below):

[***]Isis(11)[***]

EXHIBIT 5.3(C) PART I

ISIS THIRD-PARTY JOINT PATENTS RIGHTS

The following schedule is provided by Isis Pharmaceuticals, Inc. to Alnylam Pharmaceuticals, Inc., in connection with the Strategic Collaboration and License Agreement between Alnylam and Isis (the “Agreement”).  Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

This schedule and the information and disclosures contained in this schedule are intended only to qualify and limit the licenses granted by Isis to Alnylam in the Agreement and do not expand in any way the scope or effect of any such licenses.

Isis has cases with joint inventorship with the [***] following entities:

[***]

[***]

Exhibit 5.3(c) Part II, Joint Patent Rights

Isis Docket Number	Country Name	Status	Patent Number	Grant Date	Title	3rd Party

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]			[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]			[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]			[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

EXHIBIT 5.3(D)

ISIS ENCUMBERED PATENT RIGHTS

The following schedule of encumbered Patents is provided by Isis Pharmaceuticals, Inc. to Alnylam Pharmaceuticals, Inc., in connection with the Strategic Collaboration and License Agreement between Alnylam and Isis (the “Agreement”).  Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

This schedule and the information and disclosures contained in this schedule are intended only to qualify and limit the licenses granted by Isis to Alnylam in the Agreement and do not expand in any way the scope or effect of any such licenses.

1.             Merck

The Patents identified by Isis docket numbers [***] cover the incorporation of certain Merck-proprietary [***].

The licenses from Isis to Alnylam with respect to these Patents are limited to the Isis Field.  In addition, Merck has a research license to practice these Patents in the Isis Field.

“Isis Field” means the use of [the Merck [***]] solely for the purposes of developing [***].

Reference is made to the discussion regarding Merck nucleosides on the Excluded Technology schedule.

2.             Gilead Sciences, Inc.

Gilead has retained exclusive rights in the Patents identified by a “Gilead” in the Third Party column to make, have made, use, import, export or sell compounds and other subject matter claimed within the scope of the patents which are [***].

In addition, Gilead has a non-exclusive, non-sublicensable, non-assignable license under such Patents to make and use CodeBlocker Compounds and Oligonucleotide Delivery Systems for internal research purposes, but not for any commercial purpose.

“Codeblocker Compound” means an oligonucleotide that binds directly to DNA or RNA within a cell on a selective basis determined by the nucleotide sequence of the target DNA or RNA and exerts its biological activity predominantly through binding to DNA or RNA to inhibit the transcription or replication of the target DNA or RNA or binding to RNA to inhibit the translation, processing, packaging or regulatory activity of the target RNA.  A Codeblocker Compound may also have a mechanism of action or biological activity other than one conferred through direct binding to RNA or DNA provided that (i)

the compound originally was designed to bind a target DNA or RNA and (ii) the final compound or any compounds used to derive the final compound were not identified using selective purification and polymerase amplification in any fashion.  An oligonucleotide, is [***].  An oligonucleotide includes RNA or DNA fragments, and may be composed of naturally occurring or non-naturally occurring bases, sugars or intersugar linkages.  An oligonucleotide may have [***].  Oligonucleotides may be made such that adjacent nucleoside or nucleoside fragments are linked together by [***] linkages to form the [***] in the linkage.

“Oligonucleotide Delivery System” means any [***] which was developed by Gilead on or prior to [***], and which (i) enhances the [***] of a Codeblocker Compound, (ii) selectively delivers a Codeblocker compound to the intended [***], (iii) provides [***], or (iv) otherwise favorably alters the [***] so as to enhance its pharmacological activity of clinical value.  “Oligonucleotide Delivery System” includes [***].

Glaxo Smith Kline has retained rights (originally granted from Gilead to GSK) in the Patents identified by a “Gilead” in the Third Party column to (i) conduct research and development within the GSK Field and (ii) make, have made, use, offer for sale, sell, supply and import within the GSK Field any form or dosage of a GSK Codeblocker Compound and any GSK Codeblocker Delivery System used in connection therewith.

GSK may grant sublicenses only (a) to affiliates, for any use within the GSK Field, and (b) to non-affiliates only to the extent necessary to enable such sublicensee to make, have made, use, offer for sale, sell, supply and import a GSK Codeblocker Compound developed by GSK or a research or development collaborator of GSK during the term of such collaboration and for which GSK (alone or in conjunction with a commercialization partner for such compound) has commenced or is prepared to commence human clinical trials.

“GSK Field” means research with respect to, and the development and use of, GSK Codeblocker Compounds for the diagnosis, prevention or treatment of conditions or diseases in humans.

“GSK Codeblocker Compound” means any material which (i) binds directly to DNA or RNA within a cell on a selective basis determined by the nucleotide sequence of the target DNA or RNA and exerts its biological activity predominantly through binding to DNA or RNA to inhibit the transcription or replication of the target DNA or RNA or binding to RNA to inhibit the translation, processing, packaging or regulatory activity of the target RNA, and (ii) is a molecule [***], and (iii) is not a naturally occurring protein that binds to DNA to regulate transcription, or a peptide derived from such a naturally occurring protein, and (iv) is [***], and (v) was not known by GSK prior to [***].

“GSK Codeblocker Delivery System” means any [***] which is developed by GSK or Gilead pursuant to their Collaborative Research Agreement dated March 25, 1996, and which (i) [***] a GSK Codeblocker Compound, (ii) [***] to the intended target [***],

(iii) provides [***] a GSK Codeblocker Compound from [***], or (iv) otherwise [***] a GSK Codeblocker Compound so as to [***].

3.             [***], Inc.

Alnylam cannot grant Naked Sublicenses with respect to the Patents identified by a “[***]” in the Third Party column or the Patents listed on Annex 3.  In addition, [***] has the first right to defend and enforce such Patents if it is facing the greatest competitive threat from infringement.

Alnylam must notify Isis if it grants a sublicense of any kind to a Third Party with respect to such Patents.

The [***] has the first right to defend and maintain the Patents with a docket number containing “[***].”

Isis also has access to certain other [***] technology to the extent it is useful for Antisense Products and Antisense Technology (both as defined in Annex 3).  However, in addition to the restrictions described above, this technology carries certain other use restrictions depending on how the technology is characterized under the in-license agreement.  We do not believe that such technology will be useful to Alnylam, but have provided a description of the technology and its related encumbrances on Annex 3 attached hereto.

4.             Tullis Patents.

The Patents identified by a “Tullis” in the Third Party column can only be sublicensed in combination with a product that (i) uses such Patents and (ii) employs as a material element other Isis Patent Rights.

5.             Amgen, GSK, Chiron and Pfizer.

Amgen, Inc., Glaxo Smith Kline, Chiron Corporation and Pfizer, Inc. each have a license to use some or all of the Patents identified by a “TV” in the Third Party column for their own internal target validation research.

6.             Integrated DNA Technologies, Inc.

With respect to the Patents identified by an “IDT” in the Third Party column, Integrated DNA Technologies, Inc. has a nonexclusive license to make, have made, use, import, offer to sell, sell and have sold oligonucleotides and other related research products to the Academic Market.

“Academic Market” means end-users employed by and located at or in academic, university, government, and other 501(c)(3) registered not-for-profit organizations; provided however that specifically excluded from this definition shall be those end-users at such institutions whose research is directly funded by a for-profit corporation for the purpose of drug discovery, drug development, or target validation/gene functionalization wherein the funding corporation has a specific legal interest or right to the data and information of the funded research

7.             TriLink Biotechnologies, Inc.

TriLink Biotechnologies, Inc. has a non-exclusive license to the Patents identified by a “TriLink” in the Third Party column to (i) make, use, distribute and sell Licensed Products to purchasers who have signed a form license agreement and (ii) have [***] in the manufacture of Licensed Products.

“Licensed Product” means [***]

•                  “Propyne” means any of the following [***]

[***]

8.             Government Rights

Inventions claimed in US Patent Applications: [***] were funded in part by a Small Business Innovation Research grant administered by the National Institutes of Health.  Accordingly, the U.S. Federal Government retains certain rights to those inventions.

ANNEX 3

If the Patents marked with either a B1 or B2 restriction are [***] prevails in the [***] and [***] for such Patents broadly cover [***], the licenses under such Patents are limited to discover, develop, make, have made, use, sell, have sold, offer to sell, import and have imported Antisense Products and to practice Antisense Technology; provided that the license will only extend to the issued claims corresponding to the [***] and shall not extend to any other claim of such Patents.

The licenses under the Patents marked with an F restriction are limited (i) to discover, develop, make, have made, use, sell, have sold, offer to sell, import and have imported Antisense Products which contain modifications which have [***], (ii) to practice Antisense Technology using oligonucleotides [***] in such oligonucleotides, and (iii) to discover, develop, make, have made, use, sell, have sold, offer to sell, import and have imported Antisense Products which target genes involved in [***].

The licenses under the Patents marked with a C or D restriction are limited to discover, develop, make, have made, use, sell, have sold, offer to sell, import and have imported Antisense Products and practice Antisense Technology, provided that neither such Antisense Products nor such Antisense Technology use, or are used with, [***].

The licenses under the Patents marked with an A restriction are limited to discover, develop, make, have made, use, sell, have sold, offer to sell, import and have imported Antisense Products and practice Antisense Technology, provided that such Antisense Products and Antisense Technology use, or are used with, the technology covered by the claims of such Patents solely for the [***] purposes only.

The licenses under the Patents marked with an M restriction are limited to discover, develop, make, have made, use, sell, have sold, offer to sell, import and have imported Antisense Products and practice Antisense Technology, which Antisense Products and Antisense Technology primarily act [***].

The licenses under the Patents marked with a K restriction are limited to discover, develop, make, have made, use, sell, have sold, offer to sell, import and have imported Antisense Products and practice Antisense Technology; provided, however, that such licenses will not extend to [***].

For purposes of this description:

•                  Antisense Products means oligonucleotides or oligonucleotide analogs or mimics thereof targeted to a specific sequence of RNA that hybridize to such sequence and through such hybridization modulate the production of the targeted gene product.  The term Antisense Products shall not include Ribozymes.”

•                  Antisense Technology means the use of any oligonucleotide or oligonucleotide analog or mimic thereof targeted to a specific sequence of RNA that hybridizes to such sequence and through such hybridization modulates the production of the targeted gene product.  The term Antisense Technology shall not include Ribozyme technology.

•                  Ribozymes means oligonucleotides or oligonucleotide analogs or mimics containing a catalytic core having a bulge or stem loop and regions flanking the catalytic core that hybridize to a targeted RNA and modulate the targeted RNA by cleavage at a site next to a specific ribonucleotide triplet by an oligonucleotide catalyzed transesterification reaction.

•                  Ribozyme Technology means the use of any oligonucleotides or oligonucleotide analogs or mimics thereof containing a catalytic core having a bulge or stem loop and regions flanking the catalytic core that hybridize to a targeted RNA and modulate the targeted RNA by cleavage at a site next to a specific ribonucleotide triplet by an oligonucleotide catalyzed transesterification reaction.

Patent #	HYBN #	Title	Patent Group	Inventors	Restriction
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]

Exhibit 6.5(c)

RESTRICTIONS IMPOSED BY AGREEMENTS BETWEEN ALNYLAM AND THIRD PARTIES
EXECUTED PRIOR TO THE EFFECTIVE DATE

Because of agreements in effect with Third Parties as of the Effective Date, the following restrictions and other terms apply to Alnylam Patent Rights with respect to which Isis is granted a license, or option to obtain a license, under this Agreement.

RIGHTS LICENSED FROM [***]

The rights licensed from [***] (“[***]”) relate to the “[***]” and “[***]” patents.

“[***] patent” means the pending patent applications listed in Schedule 1-5 with the following case numbers: [***].

“[***] patent” means the pending patent applications listed in Schedule 1-5 with the following case numbers, excluding claims [***] (case number [***]) and the equivalent claims in any patent applications and patents resulting from this PCT application:  [***].

The restrictions on, and other terms relating to, the rights available to Isis under the Agreement are described in the following clauses excerpted from the Co-Exclusive License executed between Alnylam and [***] on December 20, 2002.

“ARTICLE 2 - GRANT OF RIGHTS

2.4  Sublicenses

…. Immediately after the signature of each sublicense granted under this Agreement, COMPANY shall provide [***] with a copy of the signed sublicense agreement, and COMPANY shall confirm in writing to [***] that COMPANY shall be liable for payment of royalties on NET SALES of the SUBLICENSEE in accordance with Sections 5.2 and 5.3.

ARTICLE 4 - COMPANY DILIGENCE OBLIGATIONS AND REPORTS

4.1  Activity Requirements

COMPANY shall use commercially reasonable efforts, and shall oblige its SUBLICENSEES to use commercially reasonable efforts, to develop and to introduce into the commercial market LICENSED PRODUCTS at the earliest practical date.

4.2  Development Reports

Commencing with the beginning of 2003, COMPANY shall furnish, and shall oblige its SUBLICENSEES to furnish to COMPANY for inclusion in its reports to [***], to [***] in writing, within 30 (thirty) days after the end of each calendar quarter with COMPANY’s standard R&D report, as provided to the investors pursuant to the Amended and Restated Investor’s Rights Agreement Series B, on the progress of its efforts during the immediately preceding calendar quarter to develop and commercialize LICENSED PRODUCTS for each indication and sub-indication within the FIELD.  The report shall also contain a discussion of intended R&D efforts for the calendar quarter in which the report is submitted.

4.4  Liability for SUBLICENSEES

If SUBLICENSEES of COMPANY develop, manufacture, use and/or sell LICENSED PRODUCTS under the PATENT RIGHTS, COMPANY warrants and is liable towards [***] that the SUBLICENSEES perform their sublicense agreement in accordance with this Agreement, and COMPANY shall be responsible and liable for royalty payments and reports of the SUBLICENSEES.

4.5  Effect of Failure

In the event that [***] determines that COMPANY or any of its SUBLICENSEES has failed to fulfill any of its obligations under this Section 4, then [***] may treat such failure as a material breach in accordance with Section 11.7.

ARTICLE 5 - SHARES, Royalties and Payment Terms

5.2  Running Royalties

COMPANY shall pay to [***] the following running royalties on NET SALES of therapeutic and prophylactic LICENSED PRODUCTS by COMPANY and its SUBLICENSEES:

[[***]% ([***] percent) to [***]% ([***]%) of NET SALES depending on level of NET SALES].

In the event that COMPANY or a SUBLICENSEE develops [***] LICENSED PRODUCTS, COMPANY shall initiate negotiations with [***] at least 3 (three) months prior to the intended first commercial sale of each [***] LICENSED PRODUCT. COMPANY and [***] shall negotiate in good faith royalties on reasonable market terms for such [***] LICENSED PRODUCT.

…. Non-cash consideration shall not be accepted by COMPANY or any SUBLICENSEE for LICENSED PRODUCTS without the prior written consent of [***].

5.3  Royalty Stacking

(a) Third Party Licenses

In the event COMPANY or a SUBLICENSEE takes, for objective commercial and/or legal reasons, a license from any third party under any patent applications or patents that dominate the PATENT RIGHTS or is dominated by the PATENT RIGHTS in order to develop, make, use, sell or import any LICENSED

PRODUCT [***],  then COMPANY is allowed to deduct [***]% ([***] percent) of any additional running royalties to be paid to such third party up to [***]% ([***] percent) of the running royalties stated in Section 5.2, from the date COMPANY has to pay running royalties to such third party. However, the running royalties stated in Section 5.2 shall not be reduced to less than a minimum of [***]% ([***] percent) of NET SALES in any case.

For avoidance of doubt, if COMPANY or a SUBLICENSEE takes a license [***], COMPANY is in no event allowed to deduct any license fees [***] from running royalties due to [***] under this Agreement.

(b) PATENT RIGHTS Coverage

In the event that (i) COMPANY or its SUBLICENSEES sell a LICENSED PRODUCT in a country where no PATENT RIGHTS are issued and no patent applications that are part of the PATENT RIGHTS are pending that have not been pending for less than [***] years after filing national patent applications in the country in question, and (ii) such LICENSED PRODUCT is manufactured in a country where PATENT RIGHTS are issued or patent applications that are part of the PATENT RIGHTS are pending that have not been pending for more than [***] years after filing national patent applications in the country in question, the royalties stated in Section 5.2 will be reduced by [***]% ([***] percent) for such LICENSED PRODUCT, until the expiration or abandonment of all issued patents and filed patent applications within the PATENT RIGHTS in the country in which the LICENSED PRODUCT is manufactured.

5.4  Reports

Within 30 (thirty) days of the end of each calendar half year, COMPANY shall deliver a detailed report to [***] for the immediately preceding calendar half year showing at least (i) the number of LICENSED PRODUCTS sold by COMPANY and its SUBLICENSEES in each country, (ii) the gross price charged by COMPANY and its SUBLICENSEES for each LICENSED PRODUCTS in each country, (iii) the calculation of NET SALES, and (iv) the resulting running royalties due to [***] according to those figures. If no running royalties are due to [***], the report shall so state.

5.6  Bookkeeping and Auditing

COMPANY is obliged to keep, and shall oblige its SUBLICENSEES to keep, complete and accurate books on any reports and payments due to [***] under this Agreement, which books shall contain sufficient information to permit [***] to confirm the accuracy of any reports and payments made to [***].  [***], or [***] appointed agents, is authorized to check the books of COMPANY, and, upon [***] request, COMPANY, or agents appointed by [***] for COMPANY, shall check the books of its SUBLICENSEES for [***].  The charges for such a check shall be borne by [***].  In the event that such check reveals an underpayment in excess of 5% (five percent), COMPANY shall bear the full cost of such check and shall remit any amounts due to [***] within thirty days of receiving notice thereof from [***].

The right of auditing by [***] under this Section shall expire five years after each report or payment has been made. Sublicenses granted by COMPANY shall provide that COMPANY shall have the right to check the books of its SUBLICENSEES according to this Section 5.6.

5.7  No Refund

All payments made by COMPANY or its SUBLICENSEES under this Agreement are nonrefundable and noncreditable against each other.

ARTICLE 6 - Patent Prosecution AND Infringement

6.3  Infringement

COMPANY shall inform [***] promptly in writing of any alleged infringement of the PATENT RIGHTS by a third party and of any available evidence thereof.

Subject to COMPANY’s right to join in the prosecution of infringements set forth below, the OWNERS shall have the right, but not the obligation, to prosecute in their own discretion and at their own expense, all infringements of the PATENT RIGHTS. The total cost of any such sole infringement action shall be borne by the OWNERS, and the OWNERS shall keep any recovery or damages derived therefrom. In any such infringement suits, COMPANY shall, at the OWNERS’ expense, cooperate in all respects.

COMPANY shall have the right to join the OWNERS’ prosecution of any infringements of the PATENT RIGHTS: In any such joint infringement suits, the OWNERS and COMPANY will cooperate in all respects. The OWNERS and COMPANY will agree in good faith on the sharing of the total cost of any such joint infringement action and the sharing of any recovery or damages derived therefrom.

In the event that the OWNERS decide not to prosecute infringements of the PATENT RIGHTS, neither solely nor jointly with COMPANY, [***] shall offer to COMPANY to prosecute any such infringement in its own discretion and at its own expense. …. The OWNERS shall, at COMPANY’S expense, cooperate. The total cost of any such sole infringement action shall be borne by COMPANY, and COMPANY shall keep any recovery or damages derived therefrom.

In the event that COMPANY intends to make any arrangements with the infringer  to settle the infringement (such as sublicenses), and solely the OWNERS or the OWNERS jointly with COMPANY have prosecuted the infringement, any such settlement needs  the prior written approval of [***], which shall not unreasonably be withheld; reasons to withheld include, without limitation, that the settlement is financially disadvantageous for the OWNERS or [***]. Any infringer to which COMPANY grants such sublicenses shall be a SUBLICENSEE under this Agreement.

ARTICLE 8 - CONFIDENTIALITY

8.2  Obligation for [***]

The content of this Agreement and any information marked confidential which is disclosed to [***] under this Agreement by COMPANY or its SUBLICENSEES shall be treated confidential by [***] during the TERM and for [***] years thereafter. [***] shall not use such information for any purposes other than those necessary to directly further the purpose of this Agreement. [***] may disclose such information to the OWNERS, provided however, that the OWNERS are obliged to confidentiality to the same extent as [***].

The confidentiality obligation shall not apply to information which is (i) publicly available or becomes publicly available through no fault of [***], or (ii) obtained by [***] from another source without a duty of confidentiality, or (iii) demonstrably independently developed or possessed by [***], or (iv) is required by law, regulation, accounting principles or an order of a court or government agency to be disclosed.

ARTICLE 10 - General Compliance with Laws

10.2  Non-Use of OWNERS Names

Neither COMPANY nor its SUBLICENSEES shall use the name of [***] or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents, or any trademark owned by any of the OWNERS, in any promotional material or other public announcement or disclosure without the prior written consent of the OWNERS or in the case of an individual, the consent of that individual.  The foregoing notwithstanding, without the consent of the OWNERS, COMPANY may state generally that it is co-exclusively licensed by the OWNERS under the PATENT RIGHTS.

ARTICLE 11 - EFFECTIVENESS AND TERMINATION

11.5  Attack on PATENT RIGHTS

[***] shall have the right to terminate this Agreement immediately upon written notice to COMPANY, if COMPANY attacks, or has  attacked or supports an attack through a third party, the validity of any of the PATENT RIGHTS. To the extent legally enforcable, sublicenses granted by COMPANY shall provide that in the event the SUBLICENSEE attacks, or has attacked or supports an attack through a third party, the validity of any of the PATENT RIGHTS, COMPANY shall have the right to terminate the sublicense agreement immediately; upon request of [***], COMPANY shall have the obligation to terminate such sublicense agreement.

11.8  Effect of Termination

…. In no event shall termination of this Agreement release COMPANY or its SUBLICENSEES from the obligation to pay any amounts that became due on or before the effective date of termination.

In the event that any license granted to COMPANY under this Agreement is terminated, any sublicense under such license granted prior to termination of said license shall remain in full fore and effect, provided that:

(a) the SUBLICENSEE is not then in breach of its sublicense agreement, and

(b) the SUBLICENSEE agrees to be bound to [***] as licensor under the terms and conditions of the sublicense agreement, provided that [***] shall have no other obligation than to leave the sublicense granted by COMPANY in place.”

RIGHTS LICENSED FROM [***]

The rights licensed from [***] relate to the pending patent applications listed in Schedule 1-5 with the following case numbers: [***].

The restrictions on, and other terms relating to, the rights available to Isis under the Agreement are described in the following clauses excerpted from the agreement executed between Alnylam and [***] on [***]. Articles 7, 8 and 9 of such agreement are included in these excerpts because clause 13.4 of such agreement states that “Any sublicense will expressly include the provisions of Articles 7, 8, and 9 for the benefit of [***].”

“7                                  ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

7.1                               Quarterly Earned Royalty Payment and Report.  Beginning with the first sale of a Licensed Product, Alnylam will make written reports (even if there are no sales) and earned royalty payments to [***] within thirty days after the end of each calendar quarter.  This report will be in the form of the report of Appendix B and will state the number, description, and aggregate Net Sales of Licensed Product during the completed calendar quarter, and resulting calculation pursuant to Section 6.3 of earned royalty payment due [***] for the completed calendar quarter.  With each report, Alnylam will include payment due [***] of royalties for the completed calendar quarter.”

7.2                               Termination Report.  Alnylam will make a written report to [***] within ninety days after the license expires under Section 3.2.  Alnylam will continue to make reports after the license has expired, until all Licensed Product produced under the license have been sold or destroyed.  Concurrent with the submittal of each post-termination report, Alnylam will pay [***] all applicable royalties.

7.3                               Accounting.  Alnylam will keep and maintain records for a period of three years showing the manufacture, sale, use, and other disposition of products sold or otherwise disposed of under the license.  Records will include general-ledger records showing cash receipts and expenses, and records that include production records, customers, serial numbers, and related information in sufficient detail to enable Alnylam to determine the royalties payable under this Agreement.

7.4                               Audit by [***]. Alnylam will  permit an independent certified public accountant selected by [***] and acceptable to Alnylam to examine Alnylam’s books and records from time to time (but no more than one time a year) to the extent necessary to verify reports provided for in Sections 7.1 and 7.2.  [***] will pay for the cost of such audit, unless the results of the audit reveal an underreporting of royalties due [***] of five percent or more, in which case, Alnylam will pay the audit costs.

8                                         NEGATION OF WARRANTIES

8.1                               To the best of [***] OTL knowledge, [***] is the sole owner of Licensed Patent and has the right to enter into this Agreement and to grant the rights and licenses set forth herein.

8.2                               Negation of Warranties.  Nothing in this Agreement is construed as:

(A)                            [***] warranty or representation as to the validity or scope of any Licensed Patent;

(B)                              A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties;

(C)                              An obligation to bring suit against third parties for infringement, except as described in Article 12;

(D)                             Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of [***] or other persons other than Licensed Patent, regardless of whether the patents or other rights are dominant or subordinate to any Licensed Patent; or

(E)                               An obligation to furnish any technology or technological information.

8.3                               No warranties.  Except as expressly set forth in this Agreement, [***] makes no representations and extends no warranties of any kind, either express or implied.  There are no express or implied warranties of merchantability or fitness for a particular purpose, or that Licensed Product will not infringe any patent, copyright, trademark, or other rights, or any other express or implied warranties.

8.4                               Specific Exclusion. Nothing in this Agreement grants Alnylam any express or implied license or right under or to [***] entitled [***] or any patent application corresponding thereto.

9                                         INDEMNITY

9.1                               Indemnification.  Alnylam will indemnify, hold harmless, and defend [***] and [***] Hospitals and Clinics, and their respective trustees, officers, employees, students, and agents against all claims for death, illness, personal injury, property damage, and improper business practices arising out of the manufacture, use, sale, or other disposition of Invention, Licensed Patent, Licensed Product, by Alnylam or any sublicensee, or their customers except to the extent such claims are due to the gross negligence or willful misconduct of [***].  [***] agreed to promptly notify Alnylam in writing of any such claim and Alnylam shall manage and control, at its own expense, the defense of such claim and its settlement.  Alnylam agrees not to settle any such claim against [***] without [***] written consent where such settlement would include any admission of liability on the part of [***], where the settlement would impose any restriction on the conduct by [***] of any of its activities, or where the settlement would not include an unconditional release of [***] from all liability for claims that are the subject matter of such claim.

9.2                               No Liability. Subject to Section 9.1, neither party will be liable to each other for any loss profit, expectation, punitive or other indirect, special, consequential, or other damages whatsoever, in connection with any claim arising out of or related to this Agreement whether grounded in tort (including negligence), strict liability, contract, or otherwise.

9.3                               Workers’ Compensation. Alnylam will at all times comply, through insurance or self-insurance, with all statutory workers’ compensation and employers’ liability requirements covering all employees with respect to activities performed under this Agreement.

9.4                               Insurance.  Alnylam will maintain, during the term of this Agreement, Comprehensive General Liability Insurance, including Product Liability Insurance prior to commercialization, with a reputable and financially secure insurance carrier to cover the activities of Alnylam and its sublicensees.  Upon initiation of human clinical trials of Licensed Product, such insurance will provide minimum limits of liability of Five Million Dollars and will include [***] and [***] Hospitals and Clinics, and their respective trustees, directors, officers, employees, students, and agents as additional insureds.  Insurance will be written to cover claims incurred, discovered, manifested, or made during or after the expiration of this Agreement and must be placed with carriers with ratings of at least A- as rated by A.M. Best.  Alnylam will furnish a Certificate of Insurance evidencing primary coverage and additional insured requirements and requiring thirty (30) days prior written notice of cancellation or material change to [***].  Alnylam will advise [***], in writing, that it maintains excess liability coverage (following form) over primary insurance for at least the minimum limits set forth above.  All insurance of Alnylam will be primary coverage; insurance of [***] and [***] Hospitals and Clinics will be excess and noncontributory.

12                                  INFRINGEMENT BY OTHERS:  PROTECTION OF PATENTS

12.1                        Infringement Action.

(A)                             The parties will promptly inform each other of any suspected infringement of any Licensed Patent by a third party.

(B)                              [***], Licensee and the other Co-Exclusive licensee will meet to discuss the matter during the Co-Exclusive period of this Agreement.

(C)                              If the Field-of-Use becomes Exclusive for Licensee, [***] and Licensee will meet to discuss the matter during the Exclusive period of this Agreement.

(D)                             If [***] does not choose to institute suit against said third party within sixty days of notification, then the suit may be brought in both Licensee’s and the other Co-Exclusive licensee’s names, and [***] name if necessary and the out-of-pocket costs thereof shall be borne equally by Licensee and the other Co-Exclusive licensee and any recovery or settlement shall be shared equally between Licensee and the other Co-Exclusive licensee.  In such situation, Licensee and the other Co-Exclusive licensee shall agree to the manner in which they exercise control over such action and if either party desires to also be represented by separate counsel of its own selection, the fees for such counsel shall be paid by such party.

(E)                               If both [***] and the other Co-Exclusive licensee, or [***] if there is no other Co-Exclusive Licensee, choose not to institute suit against said third party within sixty days of notification, then Licensee shall have the right to institute suit in its own name or if necessary, in [***] name, to enjoin such infringement.  Licensee shall bear the entire cost of such litigation and shall be entitled to retain the entire amount of any recovery or settlement.  However, any recovery in excess of litigation/settlement costs will be considered Net Sales and Licensee will pay [***] royalties as indicated in Article 6 hereof.  [***] shall provide reasonable assistance to Licensee in the prosecution of any such suit brought by Licensee, at Licensee’s expense.

13                                    SUBLICENSING

13.1                          Permitted Sublicensing for Licensed Co-Exclusive Field of Use.  Alnylam may grant sublicenses in the Co-exclusive Licensed Field of Use during the Co-Exclusive period:

(A)                          only in conjunction with intellectual property under Alnylam’s control; and

(B)                            only if Alnylam is developing or selling Licensed Products in the Co-Exclusive Licensed Field of Use.

13.2                        Required Sublicensing for Licensed Co-Exclusive Field of Use.

(A)                          If Alnylam or its sublicensee(s) is unable or unwilling to serve or develop a potential market or market territory for which there is a willing sublicensee, Alnylam will, at [***] request, negotiate in good faith a sublicense under the Licensed Patents, provided that the same request has been made of the other Co-Exclusive licensee.

(B)                            Bona fide business concerns of Alnylam will be considered in any good faith negotiations for a sublicense under this Agreement and Alnylam shall not be required to license/sublicense any other intellectual property to such sublicensee.

(C)                            If the other Co-Exclusive licensee itself or through its sublicensees is already developing a product in the market or market territory for which there is a willing sublicensee, Alnylam will not be required to sublicense to such party.

(D)                           In case that any other issue arises in the context of Required Sublicensing, [***] will discuss and try to resolve such issue with Alnylam in good faith.

13.3                        Sublicense Requirements. Any sublicense granted by Alnylam under this Agreement will be subject and subordinate to terms and conditions of this Agreement, except:

(A)                          Sublicense terms and conditions will reflect that any sublicensee will not further sublicense, with the exception that sublicensee may further sublicense rights under Licensed Patents only as needed or implied in the course of distribution or performance of service as required for the sale to an end user of Licensed Products; and

(B)                            The earned royalty rate specified in the sublicense [***] in this Agreement.

13.4                        Sublicenses Revert to [***]. Any sublicense will expressly include the provisions of Articles 7, 8, and 9 for the benefit of [***]. If a sublicensee desires that its sublicense survive the termination of this agreement, [***] agrees that the sublicense will revert to [***] subject to the transfer of all obligations, including the payment of royalties specified in the sublicense, to [***] or its designee, if this Agreement is terminated.

13.5                        Copy of Sublicenses. Alnylam will provide [***] in confidence a copy of all relevant portions of any sublicenses granted pursuant to this Article 13.

13.6                        Sharing of Sublicensing Income.  In addition to the earned royalties defined in Article 6, Alnylam will pay [***] percent ([***]%) of the amount received by Alnylam, that is specifically attributable to the Licensed Patents, from a sublicensee in

(A)                            [***], and

(B)                              [***] as defined in [***].

13.7                        Royalty-free Sublicenses. Alnylam may grant royalty-free or noncash sublicenses or cross-licenses if Alnylam pays all royalties due [***] from sublicensee’s Net Sales.”

EXHIBIT 6.5(d)

DESCRIPTION OF POTENTIAL PASS-THROUGH AMOUNTS PAYABLE TO
STANFORD UNIVERSITY

The passages shown below are excerpted from the License Agreement between THE BOARD OF TRUSTEES OF THE LELAND Stanford JUNIOR UNIVERSITY (“Stanford”) and Alnylam Pharmaceuticals, Inc. dated September 17, 2003. These passages were selected to provide Isis with sufficient information to understand its potential obligation to Stanford pursuant to Section 6.5(d) of the Agreement.

DEFINITIONS

2.5                                       “Licensed Field of Use” means delivery of ex-vivo synthesized siRNA Molecules for research, development and therapeutic uses (including a diagnostic necessary for development, sale or reimbursement of a therapeutic Licensed Product).  The Licensed Field of Use specifically excludes delivery of any system producing in vivo expressed siRNAs for therapeutic use, including but not limited to episomal and integrated vectors, and recombinant viruses.

2.7                                       “Co-Exclusive” means that, subject to Article 4, Stanford will only grant one further license in the Licensed Territory in the Licensed Field of Use.

GRANT

3.2                                       Co-Exclusivity. The license is Co-Exclusive, including the right to sublicense pursuant to Article 13, in the Licensed Field of Use for a term beginning on the Effective Date, and ending, on a country-by-country basis, on the expiration of the last to expire of Licensed Patents.

3.4                                       Exclusivity.

(A)                      If the other Co-Licensee discontinues licensing this Field of Use, then the Field of Use will become exclusive for Alnylam.

(B)                        If the other Co-Licensee discontinues any other therapeutic license under the Licensed Patents, Stanford shall so inform Alnylam and Alnylam shall have the option to obtain an exclusive, worldwide sublicensable license to such therapeutic field.  The terms of any such license shall be negotiated in good faith by Stanford and Alnylam.  This option may be exercised by Alnylam by written notice to Stanford at any time during a period of ninety (90) days after notification by Stanford.

ROYALTIES

6.3                                 Earned Royalty. In addition, Alnylam will pay Stanford earned royalties on Net Sales as follows:

(A)                      [***]% of Net Sales for a Licensed Product subject to the following;

(B)                        Such royalty payments shall be reduced up to [***]% (from [***]% of Net Sales down to [***]% of Net Sales) by the amount of royalty paid to access additional intellectual property necessary in order to sell Licensed Products (“Additional Earned Royalties”).

(C)                        Such royalty payments shall be reduced as follows:

(1)                              [***]% if Additional Earned Royalties are [***]% or less.

(2)                              [***]% if Additional Earned Royalties are greater than [***]% but less than [***]%.

(3)                              [***]% if Additional Earned Royalties are equal to or greater than [***]% but less than [***]%.

(4)                              [***]% if Additional Earned Royalties are equal to or greater than [***]% but less than [***]%.

(5)                              [***]% if Additional Earned Royalties are equal to or higher than [***]%.

(D)                       Only one royalty is due on each Licensed Product sold by Alnylam or its sublicensees regardless of whether its manufacture, use, importation or sale are or shall be covered by more than one patent or patent application included in Licensed Patents under this Agreement, and no further royalties will be due for use of such Licensed Product by Alnylam or its sublicensee’s customers.

6.4                                       Creditable Payments. Creditable payments under this Agreement will be an offset to Alnylam against each earned royalty payment which Alnylam would be required to pay under Section 0 until the entire credit is exhausted.

6.5                                       Milestone Payments.

(A)                        For the first Licensed Product, Alnylam will make the following payments for the filing of an IND, intitiation of Phase II trial, initiation of Phase III trial, and approval of New Drug Application or equivalent in the U.S.  (“Milestone Payments”):

(1)                              $[***] for filing of the first IND.

(2)                              $[***] for initiation of the first Phase II trial.

(3)                              $[***] for initiation of the first Phase III trial.

(4)                              $[***] for approval of the first New Drug Application or equivalent regulatory approval in the U.S..

(B)                        For the second Licensed Product, Alnylam will make the following Milestone Payments:

(1)                              $[***] for filing of the first IND.

(2)                              $[***] for initiation of the first Phase II trial.

(3)                              $[***] for initiation of the first Phase III trial.

(4)                              $[***] for approval of the first New Drug Application or equivalent regulatory approval in the U.S..

(C)                        For the third and every subsequent Licensed Product, Alnylam will make the following Milestone Payments:

(1)                              $[***] for filing of the first IND.

(2)                              $[***] for initiation of the first Phase II trial.

(3)                              $[***] for initiation of the first Phase III trial.

(4)                              $[***] for approval of the first New Drug Application or equivalent regulatory approval in the U.S..

(D)                       Notwithstanding the above, at the time that Stanford receives a Milestone Payment from Alnylam on behalf of a sublicensee under 13.6, the corresponding Milestone Payment under this Section 6.5 will not be due.

6.6                                       Obligation to Pay Royalties.  If this Agreement is not terminated in accordance with other provisions, Alnylam will be obligated to pay royalties on all Licensed Product that is either sold or produced under the license granted in Article 3, whether or not the Licensed Product is produced before the Effective Date of this Agreement or sold after the Licensed Patent has expired.

13                                          SUBLICENSING

13.1                                 Permitted Sublicensing for Licensed Co-Exclusive Field of Use.  Alnylam may grant sublicenses in the Co-exclusive Licensed Field of Use during the Co-Exclusive period:

(A)                        only in conjunction with intellectual property under Alnylam’s control; and

(B)                        only if Alnylam is developing or selling Licensed Products in the Co-Exclusive Licensed Field of Use.

13.3                                 Sublicense Requirements. Any sublicense granted by Alnylam under this Agreement will be subject and subordinate to terms and conditions of this Agreement, except:

(A)                  Sublicense terms and conditions will reflect that any sublicensee will not further sublicense, with the exception that sublicensee may further sublicense rights under Licensed Patents only as needed or implied in the course of distribution or performance of service as required for the sale to an end user of Licensed Products; and

(B)                    The earned royalty rate specified in the sublicense may be at different rates than the rates in this Agreement.

13.4                                 Sublicenses Revert to Stanford. Any sublicense will expressly include the provisions of Articles 7, 8, and 9 for the benefit of Stanford [Note: these provisions are detailed in Exhibit 6.5(c)]. If a sublicensee desires that its sublicense survive the termination of this agreement, Stanford agrees that the sublicense will revert to Stanford subject to the transfer of all obligations, including the payment of royalties specified in the sublicense, to Stanford or its designee, if this Agreement is terminated.

13.5                                 Copy of Sublicenses. Alnylam will provide Stanford in confidence a copy of all relevant portions of any sublicenses granted pursuant to this Article 13.

13.6                                 Sharing of Sublicensing Income.  In addition to the earned royalties defined in Article 6, Alnylam will pay Stanford [***] percent ([***]%) of the amount received by Alnylam, that is specifically attributable to the Licensed Patents, from a sublicensee in

(A)                  up-front license fees, and

(B)                    clinical Milestone Payments as defined in Article 6.5.

13.7                                 Royalty-free Sublicenses. Alnylam may grant royalty-free or noncash sublicenses or cross-licenses if Alnylam pays all royalties due Stanford from sublicensee’s Net Sales.

EXHIBIT 8.2(c)

DESCRIPTION OF ALNYLAM ROYALTY OBLIGATIONS TO [***] EXISTING
AS OF THE EFFECTIVE DATE

As of the Effective Date, Alnylam has the following royalty obligations to [***] (“[***]”):

Alnylam is obligated to pay [***] running royalties on NET SALES (as defined in Alnylam’s agreements with [***]) of therapeutic and prophylactic LICENSED PRODUCTS (as defined in Alnylam’s agreements with [***]) by Alnylam and its SUBLICENSEES (as defined in Alnylam’s agreements with [***]) that range from [***]% ([***] percent) to [***]% ([***] percent) of NET SALES, depending on the level of NET SALES.  Royalties payable by Alnylam to [***] are subject to the following Royalty Stacking provision:

“5.3  Royalty Stacking

(a) Third Party Licenses

In the event COMPANY or a SUBLICENSEE takes, for objective commercial and/or legal reasons, a license from any third party under any patent applications or patents that dominate the PATENT RIGHTS or is dominated by the PATENT RIGHTS in order to develop, make, use, sell or import any LICENSED PRODUCT (explicitly excluding, without limitation, any third party patents and patent applications for formulation, stabilization and delivery), then COMPANY is allowed to deduct [***]% ([***] percent) of any additional running royalties to be paid to such third party up to [***]% ([***] percent) of the running royalties stated in Section 5.2, from the date COMPANY has to pay running royalties to such third party. However, the running royalties stated in Section 5.2 shall not be reduced to less than a minimum of [***]% ([***] percent) of NET SALES in any case.

For avoidance of doubt, if COMPANY or a SUBLICENSEE takes a license to a third party target, COMPANY is in no event allowed to deduct any license fees for such target from running royalties due to [***] under this Agreement.”

Because Alnylam’s right to reduce its royalty obligations to [***] pursuant to the foregoing royalty stacking provision is not co-extensive with Isis’ right to reduce its royalty obligations to Alnylam pursuant to Section 8.2 of this Agreement, Isis’ right to reduce its royalty obligations to Alnylam pursuant to Section 8.2 of this Agreement is limited, pursuant to Section 8.2(c) of this Agreement, to the extent necessary to ensure that Isis’ royalty obligations to Alnylam are never less than Alnylam’s royalty obligations to [***] with respect to sales by Isis, its Affiliates and its sublicensees of any Isis Product.

SCHEDULE 1-7

ALNYLAM CURRENT CHEMISTRY PATENTS

Alnylam Current Chemistry Patents include all claims of the patents and patent applications listed below that do not claim inhibitors to specific genes or gene families.

Case No.	Filing Date	Country	Serial No.	Status	Title
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE 1-8

ALNYLAM CURRENT MOTIF AND MECHANISM PATENTS

Alnylam Current Motif and Mechanism Patents include all claims of the patents and patent applications listed below that do not claim inhibitors to specific genes or gene families.

Case No.	Filing Date	Country	Serial No.	Status	Title
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]

[***]†             Note that Alnylam’s license to this series of patent applications specifically excludes claims [***] and the equivalent claims in any patent applications and patents resulting from this PCT application. The application contains claims relating to [***]. The claims excluded from Alnylam’s license are those that [***].

*                Subject to the provisions of section 6.5(d).

Schedule 1-10

ALNYLAM EXCLUDED TECHNOLOGY

1.             All Patent rights licensed to Alnylam under the license agreements between [***] dated [***], and between [***]and Alnylam dated [***].

2.             All Patent rights licensed to Alnylam under the license agreement between [***] and Alnylam dated [***].

3.             All Patent rights licensed to Alnylam under the license agreement between [***] and Alnylam dated [***].

Schedule 1-51 (Updated April 28, 2009)

Isis Current Chemistry Patents

[***]

Schedule 1-52 (Updated April 28, 2009)

Isis Current Motif and Mechanism Patents

[***]

Schedule 1-56

EXCLUDED TECHNOLOGY

The following schedule of Excluded Technology is provided by Isis Pharmaceuticals, Inc. to Alnylam Pharmaceuticals, Inc., in connection with the Strategic Collaboration and License Agreement between Alnylam and Isis (the “Agreement”).  Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

This schedule and the information and disclosures contained in this schedule are intended only to qualify and limit the licenses granted by Isis to Alnylam in the Agreement and do not expand in any way the scope or effect of any such licenses.

In the event of a conflict between this schedule of Excluded Technology and any other schedule or terms of the Agreement, this schedule will govern.

1.              INTELLECTUAL PROPERTY COVERING:

•                  RNA processing, including modulation of [***]

•                  PNA chemistry licensed or acquired from (i) [***];

•                  [***] chemistry licensed or acquired from [***];

•                  [***] a Gene Target.

2.              [***]/4’-THIO CHEMISTRY.

4’-thio chemistries including patents licensed in from [***]

In addition, the following Patents in-licensed from the [***] are excluded:

Isis Docket Number	Country	Status	Patent Number	Granted Date	Title

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]			[***]

3.              GEN-PROBE AND NIH. (A)

The following Patents in-licensed from Gen-Probe Inc. and the National Institute of Health are excluded:

U.S. Patent No. [***] entitled: [***];

U.S. Patent No. [***] entitled: [***]; and

U.S. Patent No. [***] entitled: [***]

4.              MCGILL UNIVERSITY (B)

In addition to certain manufacturing technology excluded by definition, the following Patents in-licensed from McGill University are excluded:

Isis Docket Number	Country	Status	Title

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

5.              [***] (B)

The following Patents in-licensed from the [***] are excluded:

[***] Patent No. [***] entitled [***];

[***] Patent Application [***] entitled “[***];

[***] Patent Application [***] entitled [***]; and

[***] Patent No. [***] entitled [***].

6.              WALDER PATENTS (B)

The Walder Patents are excluded.  “Walder Patents” means and includes [***]. Patent Nos. [***]; [***] Patent No. [***], and [***] Patent Application No. [***] (allowed).

7.              MERCK NUCLEOSIDE

Single nucleosides, nucleotides or monomers claimed in Patents filed as of the Effective Date which are prosecuted by Merck and Co. are excluded.  However if such Patents are necessary for Alnylam to practice the licenses granted under Section 5.1 with respect to a specific Alnylam Product, then Isis will include such necessary Patents in the licenses granted under Section 5.1.

[***]

Isis believes the agreement under which Isis received a license to the [***] Patents listed below [***].

Isis Docket Number	Country	Status	Patent Number	Grant Date	Title

	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

8.              CARNEGIE INSTITUTION OF WASHINGTON.

Isis is not granting Alnylam any sublicense under the License Agreement dated January 28, 2005 between Isis and Carnegie Institution of Washington.

9.              GARCHING INNOVATION GMBH.

Isis is not granting Alnylam any sublicense under the Co-Exclusive License Agreement dated October 18, 2004 among Isis, Alnylam and Garching Innovation GmbH.

(A)          Isis cannot sublicense the technologies marked with this footnote.

(B)            Although, Isis can sublicense the technologies marked with this footnote, such a sublicense carries additional financial and other obligations.  Isis is willing to negotiate a separate sublicense agreement for these technologies.

Schedule 1-59

ISIS MANUFACTURING PATENTS

The Parties have not yet agreed to a specific list of Manufacturing Patents as of the date of the Addendum Transmittal.  However, the Parties agree to work together to develop a list of Manufacturing Patents by [***].

Schedule 1-66

ISIS SPECIAL PATENTS

Docket Number	Country	Status	Serial Number	Filing Date	Title

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Docket Number	Country	Status	Serial Number	Filing Date	Title

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Docket Number	Country	Status	Serial Number	Filing Date	Title

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Docket Number	Country	Status	Serial Number	Filing Date	Title

[***]	[***]	[***]	[***]	[***]	[***]